EXHIBIT 4.1



                  GENERAL MILLS, INC.

                          TO

    FIRST TRUST OF ILLINOIS, NATIONAL ASSOCIATION,
                                     Trustee



                    ______________


                       Indenture

             Dated as of February 1, 1996


                    ______________

                  GENERAL MILLS, INC.
Certain Sections of this Indenture relating to Sections 310 through 318, inclusive, of the Trust Indenture Act of 1939:

Trust Indenture
  Act Section                             Indenture Section

 310(a)(1)                                  609
    (a)(2)                                  609
    (a)(3)                                  Not Applicable
    (a)(4)                                  Not Applicable
    (b)                                     608
                                            610
 311(a)                                     613
    (b)                                     613
 312(a)                                     701
                                            702
    (b)                                     702
    (c)                                     702
 313(a)                                     703
    (b)                                     703
    (c)                                     703
    (d)                                     703
 314(a)                                     704
    (a)(4)                                  101
                                            1004
    (b)                                     Not Applicable
    (c)(1)                                  102
    (c)(2)                                  102
    (c)(3)                                  Not Applicable
    (d)                                     Not Applicable
    (e)                                     102
 315(a)                                     601
    (b)                                     602
    (c)                                     601
    (d)                                     601
    (e)                                     514
 316(a)                                     101
    (a)(1)(A)                               502
                                            512
    (a)(1)(B)                               513
    (a)(2)                                  Not Applicable
    (b)                                     508
    (c)                                     104
 317(a)(1)                                  503
    (a)(2)                                  504
    (b)                                     1003
 318(a)                                     107
___________________
Note:   This  reconciliation and  tie  shall  not,  for  any
purpose, be deemed to be a part of the Indenture.

     INDENTURE,  dated  as  of  February  1,  1996,  between
GENERAL MILLS, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at Number One General Mills Boulevard, Minneapolis, Minnesota 55426, and FIRST TRUST OF ILLINOIS, NATIONAL ASSOCIATION, an association duly organized and existing under the laws of the United States, as Trustee (herein called the "Trustee").


               Recitals of the Company

    The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

    All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

    Now, Therefore, This Indenture Witnesseth:

    For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:


                     ARTICLE ONE

           Definitions and Other Provisions
                of General Application


Section 101. Definitions.

     For   all   purposes  of  this  Indenture,  except   as
otherwise   expressly  provided  or   unless   the   context
otherwise requires:

     (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

     (2)   all  other  terms used herein which  are  defined
 in   the  Trust  Indenture  Act,  either  directly  or   by
 reference therein, have the meanings assigned to them therein;

     (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with United States generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such United States accounting principles as are generally accepted at the date of such computation;

     (4)   any  gender  used  in this  Indenture  shall  be
deemed  and  construed  to  include  correlative  words   of
the masculine, feminine or neuter gender;

     (5)   unless  the  context  otherwise  requires,   any
 reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture; and

     (6)   the  words  "herein",  "hereof"  and  "hereunder"
 and   other   words  of  similar  import  refer   to   this
 Indenture   as   a   whole  and  not  to   any   particular
 Article, Section or other subdivision.

    "Act", when used with respect to any Holder, has the meaning specified in Section 104.

    "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Attributable Value" in respect of any Sale and Leaseback Transaction means, as of the time of determination, the lesser of (i) the sale price of the Principal Property so leased multiplied by a fraction the numerator of which is the remaining portion of the base term of the lease included in such Sale and Leaseback Transaction and the denominator of which is the base term of such lease, and (ii) the total obligation (discounted to present value at the highest rate of interest specified by the terms of any series of Securities then Outstanding compounded semi-annually) of the lessee for rental payments (other than amounts required to be paid on account of property taxes as well as maintenance, repairs, insurance, water rates and other items which do not constitute payments for property rights) during the remaining portion of the base term of the lease included in such Sale and Leaseback Transaction.

     "Authenticating  Agent"  means  any  Person  authorized
by  the  Trustee pursuant to Section 614 to  act  on  behalf
of   the  Trustee  to  authenticate  Securities  of  one  or
more series.

     "Board   of  Directors"  means  either  the  board   of
directors   of   the   Company  or   any   duly   authorized
committee of that board.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the
date   of   such   certification,  and  delivered   to   the
Trustee.

    "Business Day", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

     "Commission" means the Securities and Exchange Commission, from time to time constituted, created under the Exchange Act, or, if at any time after the
execution  of  this  instrument  such  Commission   is   not
existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

    "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

    "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or any Vice President, and by its Senior Vice President, Corporate Finance, or a Director of Finance, its Secretary or an Assistant Secretary and delivered to the Trustee.

     "Consolidated Capitalization" of the Company means consolidated total assets less consolidated non-interest bearing current liabilities, all as shown by a consolidated balance sheet of the Company and all
Subsidiaries    (whether    or    not    consolidated    for
accounting purposes).

    "Corporate  Trust  Office" means  the  principal  office
of   the  Trustee  at  which  at  any  particular  time  its
corporate trust business shall be administered.

     "corporation"   means   a   corporation,   association,
company, joint-stock company or business trust.

    "Covenant  Defeasance"  has  the  meaning  specified  in
Section 1303.

     "Defaulted  Interest"  has  the  meaning  specified  in
Section 307.

      "Defeasance"    has   the   meaning    specified    in
Section 1302.

     "Depositary" means, with respect to Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities as contemplated by Section 301 or any successor clearing agency registered under the Exchange Act as contemplated by Section 305, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any series shall mean the
Depositary   with   respect  to  the  Securities   of   such
series.

     "Event  of  Default"  has  the  meaning  specified   in
Section 501.

     "Exchange  Act"  means the Securities  Exchange  Act  of
1934 and any statute successor thereto, in each case as amended from time to time.

     "Expiration   Date"  has  the  meaning   specified   in
Section 104.

     "Funded Debt" means notes, bonds, debentures or other similar evidences of indebtedness for money borrowed ("Debt") which by its terms matures at or is extendible or renewable at the option of the obligor to a date more than 12 months after the date of the creation of such Debt.

     "Global Security" means a Security that evidences all or part of the Securities of any series and bears the legend set forth in Section 204 (or such legend as may be specified as contemplated by Section 301 for such Securities).

     "Holder" means a Person in whose name a Security is registered in the Security Register.

     "Indebtedness"   of   any   Person   means    (without
duplication), with respect to any Person, (i) every obligation of such Person for money borrowed,
(ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments,
(iii) every reimbursement obligation of such Person with respect to commercial letters of credit, bankers' acceptances or similar facilities issued for the account of such Person and (iv) every obligation of the type referred to in clauses (i) through (iii) of another Person the payment of which such Person has guaranteed or is responsible or liable for, directly or indirectly, as obligor, guarantor or otherwise (but only, in the case of clause (iv), to the extent such Person has guaranteed or is responsible or liable for such obligations).

     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 301; provided, however, that if at any time more than one Person is acting as Trustee under this instrument due to the appointment of one or more separate Trustees for any one or more separate series of Securities pursuant to Section 610, "Indenture" shall mean, with respect to such series of Securities for which any such Person is Trustee, this
instrument  as  originally  executed  or  as  it  may   from
time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities for which such Person is Trustee established as contemplated by
Section 301, exclusive, however, of any provisions or terms which relate solely to other series of Securities for which such Person is not Trustee, regardless of when such terms or provisions were adopted, and exclusive of any provisions or terms adopted by means of one or more indentures supplemental hereto executed and delivered after such Person had become such Trustee but to which such Person, as such Trustee, was not a party.

     "interest",  when  used  with  respect  to  an  Original
Issue   Discount   Security  which  by   its   terms   bears
interest   only  after  Maturity,  means  interest   payable
after Maturity.

     "Interest  Payment  Date", when  used  with  respect  to
any   Security,   means   the   Stated   Maturity   of    an
installment of interest on such Security.

     "Investment   Company   Act"   means   the   Investment
Company Act of 1940 and any statute successor thereto, in each case as amended from time to time.

     "Lien" means, with respect to any property or assets, any mortgage or deed of trust, pledge, hypothecation, assignment, security interest, lien, encumbrance, or other security arrangement of any kind
or   nature   whatsoever  on  or  with   respect   to   such
property or assets (including any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

     "Maturity",  when  used with respect  to  any  Security,
means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated
Maturity  or  by  declaration  of  acceleration,  call   for
redemption or otherwise.

     "Notice of Default" means a written notice of the kind specified in Section 501(4).

     "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the
Board,  the  President  or  a Vice  President,  and  by  the
Senior Vice President, Corporate Finance or a Director of Finance, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 1004 shall be the principal executive, financial or accounting officer of the Company.

     "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or of counsel to the Company or the Trustee or who may be any other counsel for the Company, and who shall be reasonably acceptable to the Trustee.

     "Original   Issue   Discount   Security"   means   any
Security which provides for an amount less than the principal amount thereof to be due and payable upon a
declaration   of   acceleration  of  the  Maturity   thereof
pursuant to Section 502.

     "Outstanding",  when  used with respect  to  Securities,
means,  as  of  the  date of determination,  all  Securities
theretofore   authenticated   and   delivered   under   this
Indenture, except:

      (1)    Securities   theretofore   cancelled   by   the
 Trustee or delivered to the Trustee for cancellation;

      (2) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

      (3) Securities as to which Defeasance has been effected pursuant to Section 1302; and

     (4)   Securities  which  have  been  paid  pursuant  to
 Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide
 purchaser   in  whose  hands  such  Securities  are   valid
 obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the
Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, (A) the principal amount of an Original Issue Discount Security which shall be deemed to be Outstanding shall be the amount of the principal thereof which would be due and payable as of such date upon acceleration of the Maturity thereof to such date pursuant to Section 502, (B) if, as of such date, the principal amount payable at the Stated Maturity of a Security is not determinable, the principal amount of such Security which shall be deemed to be Outstanding shall be the amount as specified or determined as contemplated by Section 301, (C) the principal amount of a Security denominated in one or more foreign currencies or currency units which shall be deemed to be Outstanding shall be the U.S. dollar equivalent, determined as of such date in the manner provided as contemplated by Section 301, of the principal amount of such Security (or, in the case of a Security described in Clause (A) or (B) above, of the amount determined as provided in such Clause), and (D) Securities owned by the  Company  or  any other obligor upon the  Securities  or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so
owned  which  have  been  pledged  in  good  faith  may   be
regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

     "Paying  Agent"  means  any  Person  authorized  by  the
Company   to  pay  the  principal  of  or  any  premium   or
interest on any Securities on behalf of the Company.

     "Periodic  Offering"  means an  offering  of  Securities
of  a  series  from  time  to time  the  specific  terms  of which Securities, including without limitation the rate or rates of interest (or formula for determining the rate or rates of interest), if any, thereon, the Stated
Maturity   or   Maturities  thereof   and   the   redemption
provisions,  if  any,  with  respect  thereto,  are  to   be
determined   by   the  Company  or  its  agents   upon   the
issuance of such Securities.

     "Person"    means    any   individual,    corporation,
partnership,    joint    venture,   trust,    unincorporated
organization or government or any agency or political subdivision thereof.

     "Place  of  Payment",  when used  with  respect  to  the
Securities  of  any  series,  means  the  place  or   places
where the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by Section 301.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "Principal    Property"   means   any   flour    mill,
manufacturing plant, packaging plant or research laboratory owned by the Company or any Restricted
Subsidiary (whether located on land owned or leased by the Company or a Restricted Subsidiary) as of the date of this Indenture (and any future additions or improvements thereto) and located within the United States of America or Canada.

     "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

     "Regular  Record  Date"  for  the  interest  payable  on
any   Interest  Payment  Date  on  the  Securities  of   any
series  means  the  date  specified  for  that  purpose   as
contemplated by Section 301.

     "Restricted Subsidiary" means any Subsidiary other than an Unrestricted Subsidiary.

     "Securities"  has  the  meaning  stated  in  the  first
recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture; provided, however, that if at any time there is more than one Person acting as Trustee under this Indenture, "Securities" with respect to the Indenture as to which such Person is Trustee shall have the meaning stated in the first recital of this Indenture and shall more particularly mean Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.

     "Securities  Act"  means  the  Securities  Act  of  1933
and   any  statute  successor  thereto,  in  each  case   as
amended from time to time.

     "Security  Register"  and  "Security  Registrar"   have
the respective meanings specified in Section 305.

     "Special   Record  Date"  for  the   payment   of   any
Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

     "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

     "Subsidiary"  means  a  corporation  more  than  50%  of
the   outstanding   voting  stock   of   which   is   owned,
directly  or  indirectly,  by  the  Company  or  by  one  or more  other  Subsidiaries, or by  the  Company  and  one  or
more   other   Subsidiaries.  For  the  purposes   of   this
definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of
stock   has   such   voting   power   by   reason   of   any
contingency.

     "Trust  Indenture  Act" means the  Trust  Indenture  Act
of   1939  as  in  force  at  the  date  as  of  which  this
instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

     "Trustee"  means  the Person named as the  "Trustee"  in
the   first   paragraph   of   this   instrument   until   a
successor  Trustee  shall  have  become  such  pursuant   to
the   applicable   provisions   of   this   Indenture,   and
thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

     "U.S.   Government   Obligation"   has   the   meaning
specified in Section 1304.

     "Unrestricted Subsidiary" means:

       (a) Any Subsidiary, the greater portion of the operating assets of which is located, or the principal business of which is carried on, outside the United States of America and Canada or any
   Subsidiary which, during the twelve most recent calendar months (or such shorter period as shall have elapsed since its organization) derived the major portion of its gross revenues from sources outside the United States of America or Canada;

       (b) Any Subsidiary, the principal business of which consists of the financing or assisting in financing of dealers, distributors or other customers to facilitate (i) the acquisition or disposition of products of the Company or any Subsidiary or (ii) obtaining equipment or machinery used in connection with such acquisition or disposition;

       (c)   Any  Subsidiary,  the  principal  business   of
   which  consists  of  the  owning,  leasing,  dealing   in
   or development of real property; or

      (d)  Any  Subsidiary,  substantially  all  the  assets
   of   which  consist  of  securities  of  an  Unrestricted
   Subsidiary   as  defined  in  clauses  (a)  through   (c)
   hereof.

     "Vice  President",  when  used  with  respect  to   the
Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".


Section 102. Compliance Certificates and Opinions.

    Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every   certificate   or  opinion   with   respect   to
compliance with a condition or covenant provided for in this Indenture (except for certificates provided for in Section 1004) shall include,

     (1)   a  statement  that each individual  signing  such
 certificate   or   opinion  has  read  such   covenant   or
 condition    and    the   definitions    herein    relating
 thereto;

     (2)   a  brief  statement as to the  nature  and  scope
 of   the  examination  or  investigation  upon  which   the
 statements   or  opinions  contained  in  such  certificate
 or opinion are based;

     (3) a statement that, in the opinion of each such officer, the officer has made such examination or investigation as is necessary to enable the person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.


Section 103. Form of Documents Delivered to Trustee.

    In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such certificate or opinion  is  based  are erroneous. Any such  certificate  or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the
Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where   any  Person  is  required  to  make,  give   or
execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.


Section 104. Acts of Holders; Record Dates.

      Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

    The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged the execution thereof. Where such execution is by a signer acting in a capacity other than an individual capacity, such certificate or affidavit shall also constitute sufficient proof of authority. The fact and date of the execution of any such instrument or writing, or the authority of the
Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

    The ownership of Securities shall be proved by the Security Register.

      Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same
Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

    The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series, provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.

    The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration  of  acceleration referred to  in  Section  502,
(iii)  any  request  to  institute proceedings  referred  to in  Section  507(2)  or (iv) any direction  referred  to  in
Section  512,  in  each case with respect to  Securities  of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by
Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.

    With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in Section 106, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

     Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.


Section 105. Notices, Etc., to Trustee and Company.

      Any   request,   demand,   authorization,   direction,
notice,   consent,  waiver  or  Act  of  Holders  or   other
document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

     (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with a Responsible Officer of the Trustee at its Corporate Trust Office, Attention: Corporate Trust Department, or

     (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal  office  specified  in  the  first  paragraph  of
 this   instrument  (Attention:   General  Counsel)  or   at
 any other address previously furnished in writing to the Trustee by the Company.


Section 106. Notice to Holders; Waiver.

    Where  this  Indenture provides for  notice  to  Holders
of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by
Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

    In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.


Section 107. Conflict with Trust Indenture Act.

     If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act which is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.


Section 108. Effect of Headings and Table of Contents.

     The  Article  and  Section  headings  herein  and   the
Table of Contents are for convenience only and shall not affect the construction hereof.


Section 109. Successors and Assigns.

    All  covenants  and  agreements  in  this  Indenture  by
the   Company   shall  bind  its  successors  and   assigns,
whether so expressed or not.


Section 110. Separability Clause.

    In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


Section 111. Benefits of Indenture.

     Nothing   in  this  Indenture  or  in  the  Securities,
express or implied, shall give to any Person, other than the parties hereto, any Authenticating Agent, any Paying Agent, any Securities Registrar, and their successors hereunder and the Holders, any benefit or
any   legal  or  equitable  right,  remedy  or  claim  under
this Indenture.


Section 112. Governing Law.

    This  Indenture  and the Securities  shall  be  governed
by   and  construed  in  accordance  with  the  law  of  the
State of New York.


Section 113. Legal Holidays.

    Except as may be otherwise specified with respect to any particular Securities, in any case where any
Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity.


                     ARTICLE TWO

                    Security Forms


Section 201. Forms Generally.

     The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution and set forth in an Officers'
Certificate  or  in  one  or  more  indentures  supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by
Section 303 for the authentication and delivery of such Securities.

      The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.


Section 202. Form of Face of Security.

    [Insert  any  legend  required by the  Internal  Revenue
Code and the regulations thereunder.]

                  GENERAL MILLS, INC.

 ......................................................

No. .........                                $ ........

     General  Mills,  Inc.,  a  corporation  duly  organized
and  existing  under  the  laws of Delaware  (herein  called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value
received,      hereby      promises      to      pay      to
 ...............................................,          or
registered     assigns,     the     principal     sum     of
 ......................................      Dollars       on
 .......................................................
 .   [if   the  Security  is  to  bear  interest   prior   to
Maturity,  insert  -  ,  and to pay  interest  thereon  from
 .............  or  from  the most  recent  Interest  Payment
Date  to  which  interest has been  paid  or  duly  provided for,  semi-annually  on  ............  and  ............  in each  year,  commencing .........,  at  the  rate  of  ....%
per  annum,  until  the principal hereof  is  paid  or  made
available   for   payment  [if  applicable,   insert   -   ,
provided  that  any  principal and  premium,  and  any  such
installment  of  interest,  which  is  overdue  shall   bear
interest  at  the  rate  of ...% per annum  (to  the  extent
that   the  payment  of  such  interest  shall  be   legally
enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest  shall  be  payable on  demand].  The  interest  so payable,  and  punctually  paid or  duly  provided  for,  on
any   Interest  Payment  Date  will,  as  provided  in  such
Indenture,  be  paid  to  the  Person  in  whose  name  this
Security   (or  one  or  more  Predecessor  Securities)   is
registered   at  the  close  of  business  on  the   Regular
Record   Date  for  such  interest,  which  shall   be   the
 .......  or  .......  (whether or not a  Business  Day),  as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one
or   more  Predecessor  Securities)  is  registered  at  the
close  of  business  on  a  Special  Record  Date  for   the
payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of
Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in
any   other   lawful  manner  not  inconsistent   with   the
requirements  of  any  securities  exchange  on  which   the
Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

[If   the  Security  is  not  to  bear  interest  prior   to
Maturity, insert - The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption
or   at   Stated  Maturity.   In  such  case   the   overdue
principal  and  any  overdue  premium  shall  bear  interest at  the  rate  of  ....% per annum (to the extent  that  the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment. Interest on any overdue principal or premium shall be payable on demand. [Any such interest on overdue principal or premium which is not paid on demand shall bear interest at the rate of
 ......%  per  annum  (to  the extent  that  the  payment  of
such    interest    on    interest    shall    be    legally
enforceable),  from  the  date  of  such  demand  until  the
amount   so   demanded  is  paid  or  made   available   for
payment.   Interest  on  any  overdue  interest   shall   be
payable on demand.]]

    Payment  of  the  principal of  (and  premium,  if  any)
and [if applicable, insert - any such] interest on this Security will be made at the office or agency of the
Company  maintained  for that purpose  in  ............,  in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [if applicable, insert - ; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register].

    Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

    Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     In   Witness  Whereof,  the  Company  has  caused  this
instrument   to   be  duly  executed  under  its   corporate
seal.

Dated:


                              GENERAL MILLS, INC.



                              By........................

Attest:

 ....................


Section 203. Form of Reverse of Security.

    This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of February 1, 1996 (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and First Trust of Illinois, National Association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the
Indenture), and reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [if applicable, insert - , limited in aggregate principal amount  to  $...........]. By the terms  of  the  Indenture, additional Securities [if applicable, insert - of this series and] of other separate series, which may vary as to date, amount, Stated Maturity, interest rate or method of calculating the interest rate and in other respects as therein provided, may be issued in an unlimited principal amount.

     [If applicable, insert - The Securities of this series are subject to redemption prior to the Stated Maturity upon not less than 30 days' notice by mail,
[if  applicable,  insert - (1) on ...........  in  any  year
commencing  with  the  year  ......  and  ending  with   the
year  ......  through  operation of  the  sinking  fund  for this series at a Redemption Price equal to 100% of the principal amount, and (2)] at any time [if applicable, insert  -  on  or after .........., ....],  as  a  whole  or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of  the  principal  amount):  If  redeemed  [if  applicable,
insert  -  on  or  before  ...............,  ...%,  and   if
redeemed]    during    the   12-month    period    beginning
 ............. of the years indicated,



Year         Redemption       Year          Redemption
                 Price                        Price







and thereafter at a Redemption Price equal to .....% of
the principal amount, together in the case of any such redemption [if applicable, insert - (whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant
Record Dates referred to on the face hereof, all as provided in the Indenture.]

    [If  applicable,  insert - The Securities  of  this
series  are  subject to redemption prior to the  Stated
Maturity  upon not less than 30 days' notice  by  mail,
(1)  on  ............ in any year commencing  with  the
year  ....  and  ending  with  the  year  ....  through
operation  of the sinking fund for this series  at  the
Redemption  Prices for redemption through operation  of
the  sinking  fund  (expressed as  percentages  of  the
principal  amount) set forth in the  table  below,  and
(2)  at  any time [if applicable, insert - on or  after
 ............], as a whole or in part, at  the  election
of the Company, at the Redemption Prices for redemption
otherwise  than through operation of the  sinking  fund
(expressed as percentages of the principal amount)  set
forth  in the table below: If redeemed during  the  12-
month   period  beginning  ............  of  the  years
indicated,

Year         Redemption Price    Redemption Price For
              For Redemption     Redemption Otherwise
             Through Operation       Than Through
                  of the               Operation
               Sinking Fund      of the Sinking Fund






and thereafter at a Redemption Price equal to .....% of
the  principal amount, together in the case of any such
redemption  (whether through operation of  the  sinking
fund  or  otherwise)  with  accrued  interest  to   the
Redemption Date, but interest installments whose Stated
Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

     [If  applicable,  insert  -  Notwithstanding   the
foregoing, the Company may not, prior to .............,
redeem any Securities of this series as contemplated by
[if  applicable, insert - Clause (2) of] the  preceding
paragraph  as  a  part of, or in anticipation  of,  any
refunding  operation  by the application,  directly  or
indirectly, of moneys borrowed having an interest  cost
to the Company (calculated in accordance with generally
accepted  financial practice) of less than  .....%  per
annum.]

    [If  applicable, insert - The sinking fund for this
series  provides for the redemption on ............  in
each  year  beginning with the year ....... and  ending
with  the year ...... of [if applicable, insert  -  not
less  than  $.......... ("mandatory sinking fund")  and
not more than] $......... aggregate principal amount of
Securities of this series. Securities of this series acquired or redeemed by the Company otherwise than through [if applicable, insert - mandatory] sinking fund payments may be credited against subsequent [if applicable, insert - mandatory] sinking fund payments otherwise required to be made [if applicable, insert -
, in the inverse order in which they become due].]

    [If the Security is subject to redemption of any kind, insert - In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

    [If  applicable,  insert - The  Indenture  contains
provisions  for defeasance at any time of  [the  entire
indebtedness   of   this   Security]   [or]    [certain
restrictive  covenants  and  Events  of  Default   with
respect to this Security] [, in each case] upon compliance with certain conditions set forth in the Indenture.]

    [If  the Security is not an Original Issue Discount
Security, insert - If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

    [If  the  Security  is an Original  Issue  Discount
Security, insert - If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.
Such amount shall be equal to - insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal, premium and interest
(in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and premium and interest, if any, on the Securities of this series shall terminate.]

    The  Indenture permits, with certain exceptions  as
therein   provided,  the  amendment  thereof  and   the
modification  of  the  rights and  obligations  of  the
Company and the rights of the Holders of the Securities
of  each  series to be affected under the Indenture  at
any  time  by  the  Company and the  Trustee  with  the
consent  of the Holders of not less than a majority  in
aggregate  principal amount of the  Securities  at  the
time  Outstanding  of each series to be  affected.  The
Indenture  also  contains  provisions  permitting   the
Holders of specified percentages in aggregate principal
amount  of  the Securities of each series at  the  time
Outstanding, on behalf of the Holders of all Securities
of such series, to waive compliance by the Company with
certain  provisions of the Indenture and  certain  past
defaults  under  the Indenture and their  consequences.
Any  such  consent  or waiver by  the  Holder  of  this
Security  shall  be  conclusive and binding  upon  such
Holder and upon all future Holders of this Security and
of   any  Security  issued  upon  the  registration  of
transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

    [If  the  Security  is an Original  Issue  Discount
Security, - In determining whether the Holders  of  the
requisite   principal   amount   of   the   Outstanding
Securities    have    given   any   request,    demand,
authorization, direction, notice, consent or waiver under the Indenture or whether a quorum is present at a meeting of Holders of Securities, the principal amount of any Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon the acceleration of the Maturity thereof.]

    As provided in and subject to the provisions of the
Indenture, the Holder of this Security shall  not  have
the  right to institute any proceeding with respect  to
the  Indenture or for the appointment of a receiver  or
trustee or for any other remedy thereunder, unless such
Holder  shall have previously given the Trustee written
notice of a continuing Event of Default with respect to
the  Securities of this series, the Holders of not less
than  25% in principal amount of the Securities of this
series  at the time Outstanding shall have made written
request  to  the  Trustee to institute  proceedings  in
respect of such Event of Default as Trustee and offered
the Trustee reasonable indemnity, and the Trustee shall
not  have  received from the Holders of a  majority  in
principal  amount of Securities of this series  at  the
time  Outstanding  a direction inconsistent  with  such
request,  and shall have failed to institute  any  such
proceeding,  for 60 days after receipt of such  notice,
request and offer of indemnity. The foregoing shall not
apply  to  any  suit instituted by the Holder  of  this
Security   for  the  enforcement  of  any  payment   of
principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

    As provided in the Indenture and subject to certain
limitations  therein set forth, the  transfer  of  this
Security is registrable in the Security Register,  upon
surrender of this Security for registration of transfer
at  the  office or agency of the Company in  any  place
where the principal of and any premium and interest  on
this  Security  are  payable,  duly  endorsed  by,   or
accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or the Holder's attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

    The Securities of this series are issuable only  in
registered  form  without coupons in  denominations  of
$....... and any integral multiple thereof. As provided
in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

    No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

    Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

   The Securities shall be governed by and construed in accordance with the laws of the State of New York.

   All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.


Section 204. Form of Legend for Global Securities.

     Unless  otherwise  specified  as  contemplated  by
Section 301 for the Securities evidenced thereby, every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.


Section   205.   Form  of  Trustee's   Certificate   of
Authentication.

    The Trustee's certificates of authentication shall be in substantially the following form:

    This is one of the Securities of the series designated therein referred to in the within-mentioned
Indenture.



                            FIRST  TRUST  OF  ILLINOIS,
                            NATIONAL ASSOCIATION,
                                           As Trustee




                            By........................
                                  Authorized Officer


                    ARTICLE THREE

                    The Securities


Section 301. Amount Unlimited; Issuable in Series.

    The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

    The Securities may be issued in one or more series.
There  shall be established in or pursuant to  a  Board
Resolution and, subject to Section 303, set  forth,  or
determined  in  the manner provided,  in  an  Officers'
Certificate,  or established in one or more  indentures
supplemental   hereto,  prior  to   the   issuance   of
Securities of any series:

   (1)   the  title  of the Securities  of  the  series
 (which shall distinguish the Securities of the series from Securities of any other series);

   (2)   any limit upon the aggregate principal  amount
 of   the  Securities  of  the  series  which  may   be
 authenticated  and  delivered  under  this   Indenture
 (except  for  Securities authenticated  and  delivered
 upon  registration of transfer of, or in exchange for,
 or   in  lieu  of,  other  Securities  of  the  series
 pursuant  to  Section 304, 305, 306, 906 or  1107  and
 except   for   any  Securities  which,   pursuant   to
 Section   303,   are  deemed  never   to   have   been
 authenticated and delivered hereunder);

   (3)   the  Person to whom any interest on a Security
 of  the  series  shall be payable, if other  than  the
 Person  in  whose name that Security (or one  or  more
 Predecessor Securities) is registered at the close  of
 business   on  the  Regular  Record  Date   for   such
 interest;

   (4) the date or dates on which the principal or installments of principal of any Securities of the series is payable and any rights to extend such date or dates;

   (5) the rate or rates at which any Securities of the series shall bear interest, if any, the date or dates from which any such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any such interest payable on any Interest Payment Date;

   (6) the place or places where the principal of and any premium and interest on any Securities of the series shall be payable;

   (7) the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series may be redeemed, in whole or in part, at the option of the Company and, if other than by a Company Order, the manner in which any election by the Company to redeem the Securities shall be evidenced;

   (8)   the  obligation, if any,  of  the  Company  to
 redeem  or  purchase  any  Securities  of  the  series
 pursuant  to any sinking fund or analogous  provisions
 or  at the option of the Holder thereof and the period
 or  periods within which, the price or prices at which
 and   the   terms  and  conditions  upon   which   any
 Securities   of  the  series  shall  be  redeemed   or
 purchased, in whole or in part, pursuant to such obligation;

   (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which any Securities of the series shall be issuable;

   (10) if the amount of principal of or any premium or interest on any Securities of the series may be determined with reference to an index or pursuant to a formula, the manner in which such amounts shall be determined;

   (11) if other than the currency of the United States of America, the currency, currencies or currency units in which the principal of or any premium or interest on any Securities of the series shall be payable and the manner of determining the equivalent thereof in the currency of the United States of America for any purpose, including for purposes of the definition of "Outstanding" in Section 101;

   (12) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or the Holder thereof, in one or more currencies or currency units other than that or those in which such Securities are stated to be payable, the currency, currencies or currency units in which the principal of or any premium or interest on such Securities as to which such election is made shall be payable, the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined);

   (13) if other than the entire principal amount thereof, the portion of the principal amount of any Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

   (14)  if the principal amount payable at the  Stated
 Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated
 Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

   (15)  if  applicable,  that the  Securities  of  the
 series, in whole or any specified part, shall  not  be
 defeasible  pursuant to Section 1302 or  Section  1303
 or  both such Sections and, if other than by a Company
 Order,  the  manner  in  which  any  election  by  the
 Company   to   defease   such  Securities   shall   be
 evidenced;

   (16)  if  applicable,  that any  Securities  of  the
 series  shall be issuable in whole or in part  in  the
 form  of  one or more Global Securities and,  in  such
 case,  the  respective Depositaries  for  such  Global
 Securities,  the form of any legend or  legends  which
 shall  be  borne  by  any  such  Global  Security   in
 addition  to or in lieu of that set forth  in  Section
 204  and  any circumstances in addition to or in  lieu
 of   those  set  forth  in  Clause  (2)  of  the  last
 paragraph  of  Section 305 in which  any  such  Global
 Security  may  be exchanged in whole or  in  part  for
 Securities  registered,  and  any  transfer  of   such
 Global   Security  in  whole  or  in   part   may   be
 registered, in the name or names of Persons other than the Depositary for such Global Security or a nominee thereof;

   (17) any addition to or change in the Events of Default which applies to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to
 Section 502;

   (18) any addition to or change in the covenants set forth in Article Ten which applies to Securities of the series; and

   (19) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 901(5)).

    All Securities of any one series (other than Securities offered in a Periodic Offering) shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth, or determined in the manner provided, in the Officers' Certificate referred to above or in any such indenture supplemental hereto.

   If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

    With respect to Securities of a series offered in a
Periodic  Offering, such Board Resolution and Officers'
Certificate  or  supplemental  indenture  may   provide
general terms or parameters for Securities of such series and provide either that the specific terms of particular Securities of such series shall be specified in a Company Order or that such terms shall be determined by the Company or its agents in accordance with other procedures specified in a Company Order as contemplated by the third paragraph of Section 303.


Section 302. Denominations.

     Unless   otherwise  provided  in  the   applicable
Officers' Certificate or supplemental indenture, the Securities of each series shall be issuable only in registered form without coupons and only in such denominations as shall be specified as contemplated by
Section 301. In the absence of any such specified denomination with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.


Section  303.  Execution, Authentication, Delivery  and
Dating.

    The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Vice
Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant
Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

     Securities   bearing  the  manual   or   facsimile
signatures  of  individuals who were at  any  time  the
proper  officers of the Company shall bind the Company,
notwithstanding that such individuals or  any  of  them
have   ceased  to  hold  such  offices  prior  to   the
authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

    At  any  time  and  from time  to  time  after  the
execution  and delivery of this Indenture, the  Company
may  deliver Securities of any series executed  by  the
Company  to  the  Trustee for authentication,  together
with  a  Company  Order  for  the  authentication   and
delivery  of  such  Securities,  or,  in  the  case  of
Securities offered in a Periodic Offering, from time to
time   in   accordance  with  such   other   procedures
(including, without limitation, the receipt by the Trustee of electronic instructions from the Company or its duly authorized agents, promptly confirmed in writing by the Company) acceptable to the Trustee as may be specified from time to time by a Company Order for the specific terms of the Securities being so offered, and the Trustee in accordance with the Company
Order  shall  authenticate and deliver such Securities.
If the form or terms of the Securities of the series have been established by or pursuant to one or more
Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,

   (1) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;

   (2) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture; and

   (3)   that  such Securities, when authenticated  and
 delivered by the Trustee and issued by the Company  in
 the manner and subject to any conditions specified  in
 such  Opinion  of Counsel, will constitute  valid  and
 legally    binding   obligations   of   the    Company
 enforceable  in  accordance with their terms,  subject
 to   bankruptcy,   insolvency,  fraudulent   transfer,
 reorganization,   moratorium  and  similar   laws   of
 general   applicability  relating  to   or   affecting
 creditors' rights and to general equity principles.

provided, however, that, with respect to Securities  of
a  series  offered in a Periodic Offering, the  Trustee
shall be entitled to receive such Opinion of Counsel in
connection  only  with  the  first  authentication   of
Securities of such series, and in such case the opinions described in Clauses (2) and (3) above may state, respectively, that

   (1) if the terms of such Securities are to be established pursuant to a Company Order or pursuant to such procedures as may be specified from time to time by a Company Order, all as contemplated by a Board Resolution or action taken pursuant thereto, such terms will have been duly authorized by the Company and established in conformity with the provisions of this Indenture; and

   (2)   that such Securities, when executed  by  the
 Company,  completed, authenticated and delivered  by
 the  Trustee in accordance with this Indenture,  and
 issued  and delivered by the Company and  paid  for,
 all  in accordance with any agreement of the Company
 relating to the offering, issuance and sale of  such
 Securities,   will   be  duly  issued   under   this
 Indenture  and  will constitute  valid  and  legally
 binding  obligations of the Company, enforceable  in
 accordance  with their terms, subject to bankruptcy,
 insolvency,  reorganization,  moratorium  and  other
 laws   relating   to  or  affecting  generally   the
 enforcement of creditors' rights and to general principles of equity.

    If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.


    With respect to Securities of a series offered in a
Periodic  Offering, the Trustee may  rely,  as  to  the
authorization by the Company of any of such Securities,
the  form  or forms and terms thereof and the legality,
validity,  binding  effect and enforceability  thereof,
upon  the  Opinion of Counsel, Company Order and  other
documents  delivered pursuant to Sections 201  and  301
and this Section, as applicable, in connection with the first authentication of Securities of such series and it shall not be necessary for the Company to deliver such Opinion of Counsel and other documents (except as may be required by the specified other procedures, if any, referred to above) at or prior to the time of authentication of each Security of such series unless and until the Trustee receives notice that such Opinion of Counsel or other documents have been superseded or revoked, and may assume compliance with any conditions specified in such Opinion of Counsel (other than any conditions to be performed by the Trustee). If such form or forms or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

   Notwithstanding the provisions of Section 301 and of
the  preceding paragraph, if all Securities of a series
are  not to be originally issued at one time, it  shall
not  be  necessary to deliver the Officers' Certificate
otherwise  required  pursuant to  Section  301  or  the
Company Order and Opinion of Counsel otherwise required
pursuant to such preceding paragraph at or prior to the
authentication of each Security of such series if  such
documents   are   delivered  at   or   prior   to   the
authentication  upon  original issuance  of  the  first
Security of such series to be issued.

    Each Security shall be dated the date of its authentication.

    No  Security shall be entitled to any benefit under
this  Indenture  or  be  valid or  obligatory  for  any
purpose  unless  there  appears  on  such  Security   a
certificate of authentication substantially in the form
provided  for herein executed by the Trustee by  manual
signature, and such certificate upon any Security shall
be  conclusive  evidence, and the only  evidence,  that
such Security has been duly authenticated and delivered
hereunder.  Notwithstanding  the  foregoing,   if   any
Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309, together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.


Section 304. Temporary Securities.

    Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company
Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

    If  temporary Securities of any series are  issued,
the  Company will cause definitive Securities  of  that
series to be prepared without unreasonable delay. After
the   preparation  of  definitive  Securities  of  such
series,  the temporary Securities of such series  shall
be  exchangeable  for  definitive  Securities  of  such
series  upon  surrender of the temporary Securities  of
such series at the office or agency of the Company in a
Place of Payment for that series, without charge to the
Holder. Upon surrender for cancellation of any  one  or
more  temporary Securities of any series,  the  Company
shall  execute  and the Trustee shall authenticate  and
deliver  in  exchange therefor one or  more  definitive
Securities  of  the  same  series,  of  any  authorized
denominations and of like tenor and aggregate principal
amount. Until so exchanged, the temporary Securities of
any  series  shall in all respects be entitled  to  the
same   benefits  under  this  Indenture  as  definitive
Securities of such series and tenor.


Section 305. Registration, Registration of Transfer and
Exchange.

    The Company shall cause to be kept at the Corporate
Trust  Office  of the Trustee a register (the  register
maintained  in such office and in any other  office  or
agency  of  the  Company in a Place  of  Payment  being
herein  sometimes  collectively  referred  to  as   the
"Security   Register")  in  which,  subject   to   such
reasonable regulations as it may prescribe, the Company
shall provide for the registration of Securities and of
transfers   of  Securities.  The  Trustee   is   hereby
appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

    Upon surrender for registration of transfer of  any
Security  of  a series at the office or agency  of  the
Company  in  a  Place of Payment for that  series,  the
Company   shall   execute,  and   the   Trustee   shall
authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount.

    At  the  option  of the Holder, Securities  of  any
series  may  be exchanged for other Securities  of  the
same  series,  of any authorized denominations  and  of
like   tenor  and  aggregate  principal  amount,   upon
surrender  of  the  Securities to be exchanged  at  the
office or agency of the Company in any Place of Payment
for  such  series.  Whenever  any  Securities  are   so
surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

    All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

     Every   Security  presented  or  surrendered   for
registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or the Holder's attorney duly authorized in writing.

   No service charge shall be made for any registration
of  transfer or exchange of Securities, but the Company
may  require payment of a sum sufficient to  cover  any
tax or other governmental charge that may be imposed in
connection   with  any  registration  of  transfer   or
exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

    The Company may but shall not be required (A) to issue, register the transfer of or exchange Securities of any series (or of that series and specified tenor, as the case may be) during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

    The  provisions of Clauses (1), (2),  (3)  and  (4)
below shall apply only to Global Securities:

   (1)   Each Global Security authenticated under  this
 Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

   (2)   Notwithstanding any other  provision  in  this
 Indenture,  no  Global Security may  be  exchanged  in
 whole  or  in part for Securities registered,  and  no
 transfer of a Global Security in whole or in part  may
 be  registered, in the name of any Person  other  than
 the  Depositary for such Global Security or a  nominee
 thereof  unless (A) such Depositary (i)  has  notified
 the  Company  that  it  is  unwilling  or  unable   to
 continue  as  Depositary for such Global  Security  or
 (ii) has ceased to be a clearing agency registered under the Exchange Act, (B) the Company executes and delivers to the Trustee a Company Order that such Global Security shall be so exchangeable, (C) there shall have occurred and be continuing an Event of Default with respect to such Global Security or (D) there shall exist such circumstances, if any, in addition to or in lieu of the foregoing as have been specified for this purpose as contemplated by Section
 301.

   (3) Subject to Clause (2) above, any exchange of a Global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depositary for such Global Security shall direct.

   (4) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section, Section 304, 306, 906 or 1107 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global
 Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.


Section  306.  Mutilated, Destroyed,  Lost  and  Stolen
Securities.

    If  any  mutilated Security is surrendered  to  the
Trustee,  the  Company shall execute  and  the  Trustee
shall  authenticate and deliver in exchange therefor  a
new  Security of the same series and of like tenor  and
principal    amount   and   bearing   a   number    not
contemporaneously outstanding.

    If  there shall be delivered to the Company and the
Trustee  (i)  evidence  to their  satisfaction  of  the
destruction,   loss  or  theft  of  any  Security   and
(ii)  such security or indemnity as may be required  by
them  to  save each of them and any agent of either  of
them  harmless, then, in the absence of notice  to  the
Company  or  the  Trustee that such Security  has  been
acquired  by  a bona fide purchaser, the Company  shall
execute and the Trustee shall authenticate and deliver,
in lieu of any such destroyed, lost or stolen Security,
a new Security of the same series and of like tenor and
principal    amount   and   bearing   a   number    not
contemporaneously outstanding.

    In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

    Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

    Every new Security of any series issued pursuant to
this  Section in lieu of any destroyed, lost or  stolen
Security   shall  constitute  an  original   additional
contractual obligation of the Company, whether  or  not
the  destroyed, lost or stolen Security shall be at any
time  enforceable by anyone, and shall be  entitled  to
all   the  benefits  of  this  Indenture  equally   and
proportionately with any and all other Securities of that series duly issued hereunder.

    The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.


Section  307.  Payment  of  Interest;  Interest  Rights
Preserved.

    Except  as  otherwise provided as  contemplated  by
Section 301 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest
Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular
Record Date for such interest.

    Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called
"Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record
Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

      (1) The Company may elect to make payment of  any
   Defaulted  Interest to the Persons  in  whose  names
   the  Securities of such series (or their  respective
   Predecessor Securities) are registered at the  close
   of  business  on  a  Special  Record  Date  for  the
   payment  of such Defaulted Interest, which shall  be
   fixed  in  the  following manner. The Company  shall
   notify  the  Trustee in writing  of  the  amount  of
   Defaulted  Interest  proposed to  be  paid  on  each
   Security  of  such  series  and  the  date  of   the
   proposed  payment, and at the same time the  Company
   shall  deposit with the Trustee an amount  of  money
   equal  to the aggregate amount proposed to  be  paid
   in  respect of such Defaulted Interest or shall make
   arrangements  satisfactory to the Trustee  for  such
   deposit  prior to the date of the proposed  payment,
   such  money when deposited to be held in  trust  for
   the   benefit  of  the  Persons  entitled  to   such
   Defaulted  Interest  as  in  this  Clause  provided.
   Thereupon  the  Trustee shall fix a  Special  Record
   Date  for  the  payment of such  Defaulted  Interest
   which  shall be not more than 15 days and  not  less
   than  10  days  prior to the date  of  the  proposed
   payment  and not less than 10 days after the receipt
   by  the  Trustee  of  the  notice  of  the  proposed
   payment.  The  Trustee  shall  promptly  notify  the
   Company  of  such Special Record Date  and,  in  the
   name  and at the expense of the Company, shall cause
   notice  of  the  proposed payment of such  Defaulted
   Interest and the Special Record Date therefor to  be
   given  to  each Holder of Securities of such  series
   in  the  manner set forth in Section 106,  not  less
   than  10  days  prior to such Special  Record  Date.
   Notice  of  the  proposed payment of such  Defaulted
   Interest   and  the  Special  Record  Date  therefor
   having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective
   Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following
   Clause (2).

      (2) The Company may make payment of any Defaulted
   Interest  on  the Securities of any  series  in  any
   other  lawful  manner  not  inconsistent  with   the
   requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

   Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.


Section 308. Persons Deemed Owners.

     Prior  to  due  presentment  of  a  Security   for
registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 307) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

    No  holder of any beneficial interest in any Global
Security held on its behalf by a Depositary (or its nominee) shall have any rights under this Indenture with respect to such Global Security or any Security represented thereby, and such Depositary may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner of such Global
Security or any Security represented thereby for all purposes whatsoever. Notwithstanding the foregoing, with respect to any Global Security, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by a Depositary or impair, as between a Depositary and such holders of beneficial interest, the operation of customary practices governing the exercise of the rights of the Depositary (or its nominees) as Holder of any Security.


Section 309. Cancellation.

    All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The
Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order.


Section 310. Computation of Interest.

    Except  as  otherwise specified as contemplated  by
Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.


                     ARTICLE FOUR

              Satisfaction and Discharge


Section 401. Satisfaction and Discharge of Indenture.

    This Indenture shall upon Company Request cease  to
be of further effect (except as to any surviving rights
of  registration of transfer or exchange of  Securities
herein expressly provided for), and the Trustee, at the
expense   of   the   Company,  shall   execute   proper
instruments acknowledging satisfaction and discharge of this Indenture, when

  (1)  either

      (A) all Securities theretofore authenticated  and
   delivered  (other  than  (i) Securities  which  have
   been  destroyed, lost or stolen and which have  been
   replaced  or  paid as provided in  Section  306  and
   (ii)   Securities  for  whose  payment   money   has
   theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

      (B) all such Securities not theretofore delivered to the Trustee for cancellation

           (i) have become due and payable, or

            (ii)  will become due and payable at  their
     Stated Maturity within one year, or

            (iii)   are  to  be called  for  redemption
     within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

     and the Company, in the case of (i), (ii) or (iii)
   above, has deposited or caused to be deposited  with
   the  Trustee,  as  trust  funds  in  trust  for  the
   purpose,  money in an amount sufficient to  pay  and
   discharge   the   entire   indebtedness   on    such
   Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

   (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

   (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

    Notwithstanding the satisfaction and  discharge  of
this  Indenture, the obligations of the Company to  the
Trustee  under  Section  607, the  obligations  of  the
Trustee  to any Authenticating Agent under Section  614
and,  if  money  shall  have been  deposited  with  the
Trustee pursuant to subclause (B) of Clause (1) of this
Section,   the   obligations  of  the   Trustee   under
Section  402  and  the last paragraph of  Section  1003
shall survive.


Section 402. Application of Trust Money.

    Subject to the provisions of the last paragraph  of
Section  1003,  all money deposited  with  the  Trustee
pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee.


                     ARTICLE FIVE

                       Remedies


Section 501. Events of Default.

    "Event  of  Default",  wherever  used  herein  with
respect  to  Securities  of  any  series,  and   unless
otherwise provided with respect to Securities of any series pursuant to Section 301(17), means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

   (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

   (2) default in the payment of the principal of or any premium on any Security of that series at its Maturity; or

   (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

   (4)   default in the performance, or breach, of  any
 covenant  or warranty of the Company in this Indenture
 (other than a covenant or warranty a default in  whose
 performance  or  whose  breach is  elsewhere  in  this
 Section   specifically  dealt  with   or   which   has
 expressly  been included in this Indenture solely  for
 the  benefit of series of Securities other  than  that
 series),  and  continuance of such default  or  breach
 for  a  period of 60 days after there has been  given,
 by  registered  or certified mail, to the  Company  by
 the  Trustee or to the Company and the Trustee by  the
 Holders of at least 25% in aggregate principal  amount
 of  the  Outstanding  Securities  of  that  series   a
 written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

   (5)  the entry by a court having jurisdiction in the
 premises  of  (A)  a  decree or order  for  relief  in
 respect  of  the  Company in an  involuntary  case  or
 proceeding  under  any  applicable  Federal  or  State
 bankruptcy,   insolvency,  reorganization   or   other
 similar  law  or (B) a decree or order  adjudging  the
 Company  a  bankrupt  or insolvent,  or  approving  as
 properly  filed  a  petition  seeking  reorganization,
 arrangement,  adjustment  or  composition  of  or   in
 respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

   (6)   the commencement by the Company of a voluntary
 case  or  proceeding under any applicable  Federal  or
 State  bankruptcy, insolvency, reorganization or other
 similar law or of any other case or proceeding  to  be
 adjudicated  a bankrupt or insolvent, or  the  consent
 by  it to the entry of a decree or order for relief in
 respect  of  the  Company in an  involuntary  case  or
 proceeding  under  any  applicable  Federal  or  State
 bankruptcy,   insolvency,  reorganization   or   other
 similar  law or to the commencement of any  bankruptcy
 or  insolvency case or proceeding against it,  or  the
 filing  by  it  of  a  petition or answer  or  consent
 seeking  reorganization or relief under any applicable
 Federal  or  State law, or the consent by  it  to  the
 filing  of such petition or to the appointment  of  or
 taking    possession   by   a   custodian,   receiver,
 liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

   (7) any other Event of Default provided with respect to Securities of that series.


Section  502. Acceleration of Maturity; Rescission  and
Annulment.

    If  an  Event of Default (other than  an  Event  of
Default  specified in Section 501(5))  or  501(6)  with
respect  to  Securities  of  any  series  at  the  time
Outstanding  occurs and is continuing,  then  in  every
such  case the Trustee or the Holders of not less  than
25%  in  aggregate principal amount of the  Outstanding
Securities  of  that series may declare  the  principal
amount of all the Securities of that series (or, if any
Securities  of that series are Original Issue  Discount
Securities, such lesser portion of the principal amount
of  such  Securities as may be specified by  the  terms
thereof) to be due and payable immediately, by a notice
in  writing to the Company (and to the Trustee if given
by   Holders),  and  upon  any  such  declaration  such
principal amount (or specified amount) shall become immediately due and payable. If an Event of Default specified in Section 501(5) or 501(6) with respect to Securities of any series at the time Outstanding occurs, the principal amount of all the Securities of that series (or, if any Securities of that series are Original Issue Discount Securities, such lesser portion of the principal amount of such Securities as may be specified by the terms thereof) shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable.

   At any time after such a declaration of acceleration with respect to Outstanding Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

   (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

      (A) all overdue interest on all Securities of that series,

      (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

      (C)  to  the extent that payment of such interest
   is  lawful,  interest upon overdue interest  at  the
   rate   or   rates   prescribed  therefor   in   such
   Securities, and

      (D)  all  sums  paid or advanced by  the  Trustee
   hereunder    and    the   reasonable   compensation,
   expenses,   disbursements  and   advances   of   the
   Trustee, its agents and counsel;

 and

    (2)    all  Events  of  Default  with  respect   to
 Securities  of that series, other than the non-payment
 of  the  principal of Securities of that series  which
 have   become  due  solely  by  such  declaration   of
 acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.


Section  503. Collection of Indebtedness and Suits  for
Enforcement by Trustee.

   The Company covenants that if:

   (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

    (2)   default  is  made  in  the  payment  of   the
 principal of (or premium, if any, on) any Security at the Maturity thereof,

then the Company will, upon demand of the Trustee,  pay
to  the Trustee, for the benefit of the Holders of such
Securities,  the whole amount then due and  payable  on
such  Securities  for  principal and  any  premium  and
interest  and,  to  the  extent that  payment  of  such
interest shall be legally enforceable, interest on  any
overdue  principal  and  premium  and  on  any  overdue
interest,  at the rate or rates prescribed therefor  in
such Securities, and, in addition thereto, such further
amount  as  shall be sufficient to cover the costs  and
expenses   of  collection,  including  the   reasonable
compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

   If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.


Section 504. Trustee May File Proofs of Claim.

    In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities, or the property of the Company or of such other obligor or their creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

    No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding;
provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.


Section   505.  Trustee  May  Enforce  Claims   Without
Possession of Securities.

   All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.


Section 506. Application of Money Collected.

    Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

   First:   To  the  payment of  all  amounts  due  the
 Trustee under Section 607; and

   Second:  To the payment of the amounts then due  and
 unpaid  for principal of and any premium and  interest
 on  the  Securities in respect of  which  or  for  the
 benefit  of  which  such  money  has  been  collected,
 ratably,  without preference or priority of any  kind,
 according  to  the  amounts due and  payable  on  such
 Securities   for  principal  and  any   premium    and
 interest, respectively.


Section 507. Limitation on Suits.

    No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

   (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

   (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

   (3)   such  Holder or Holders have  offered  to  the
 Trustee   reasonable  indemnity  against  the   costs,
 expenses and liabilities to be incurred in compliance with such request;

   (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

   (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.


Section 508. Unconditional Right of Holders to Receive
 Principal, Premium and Interest.


     Notwithstanding  any  other  provision   in   this
Indenture,  the Holder of any Security shall  have  the
right,  which is absolute and unconditional, to receive
payment  of  the  principal  of  and  any  premium  and
(subject  to Section 307) interest on such Security  on
the  respective  Stated Maturities  expressed  in  such
Security  (or,  in  the  case  of  redemption,  on  the
Redemption  Date)  and  to  institute  suit   for   the
enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.


Section 509. Restoration of Rights and Remedies.

    If  the  Trustee or any Holder has  instituted  any
proceeding  to enforce any right or remedy  under  this
Indenture and such proceeding has been discontinued  or
abandoned  for  any  reason,  or  has  been  determined
adversely to the Trustee or to such Holder, then and in
every  such case, subject to any determination in  such
proceeding,  the Company, the Trustee and  the  Holders
shall  be restored severally and respectively to  their
former  positions hereunder and thereafter  all  rights
and  remedies  of  the Trustee and  the  Holders  shall
continue   as  though  no  such  proceeding  had   been
instituted.


Section 510. Rights and Remedies Cumulative.

    Except  as otherwise provided with respect  to  the
replacement or payment of mutilated, destroyed, lost or
stolen Securities in the last paragraph of Section 306,
no right or remedy herein conferred upon or reserved to
the  Trustee  or  to  the Holders  is  intended  to  be
exclusive of any other right or remedy, and every right
and  remedy shall, to the extent permitted by  law,  be
cumulative  and  in addition to every other  right  and
remedy given hereunder or now or hereafter existing  at
law  or  in  equity  or  otherwise.  The  assertion  or
employment  of  any  right  or  remedy  hereunder,   or
otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.


Section 511. Delay or Omission Not Waiver.

   No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.


Section 512. Control by Holders.

    The Holders of a majority in aggregate principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

   (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

   (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.


Section 513. Waiver of Past Defaults.

   The Holders of not less than a majority in aggregate
principal amount of the Outstanding Securities  of  any
series  may  on  behalf  of  the  Holders  of  all  the
Securities  of  such  series  waive  any  past  default
hereunder   with  respect  to  such  series   and   its
consequences, except a default

   (1) in the payment of the principal of or any premium or interest on any Security of such series, or

   (2)   in  respect of a covenant or provision  hereof
 which  under  Article  Nine  cannot  be  modified   or
 amended without the consent of the Holder of each Outstanding Security of such series affected.

    Upon  any such waiver, such default shall cease  to
exist, and any Event of Default arising therefrom shall
be deemed to have been cured, for every purpose of this
Indenture;  but  no  such waiver shall  extend  to  any
subsequent  or  other  default  or  impair  any   right
consequent thereon.


Section 514. Undertaking for Costs.

   All parties to this Indenture agree, and each Holder
of  any  Security  by such Holder's acceptance  thereof
shall  be deemed to have agreed, that any court may  in
its discretion require, in any suit for the enforcement
of  any right or remedy under this Indenture, or in any
suit against the Trustee for any action taken, suffered
or  omitted by it as Trustee, the filing by  any  party
litigant  in  such suit of an undertaking  to  pay  the
costs  of  such suit, and that such court  may  in  its
discretion    assess   reasonable   costs,    including
reasonable attorneys' fees, against any party  litigant
in  such suit, having due regard to the merits and good
faith  of  the  claims or defenses made by  such  party
litigant;  provided, however, that  the  provisions  of
this Section shall not apply to any suit instituted  by
the Company, to any suit instituted by the Trustee,  to
any suit instituted by any Holder, or group of Holders,
holding  in  the aggregate more than 10%  in  principal
amount of the Outstanding Securities of any series,  or
to   any   suit  instituted  by  any  Holder  for   the
enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).


                     ARTICLE SIX

                     The Trustee


Section 601. Certain Duties and Responsibilities.

   The duties and responsibilities of the Trustee shall
be   as   provided   by   the  Trust   Indenture   Act.
Notwithstanding  the foregoing, no  provision  of  this
Indenture shall require the Trustee to expend  or  risk
its   own   funds  or  otherwise  incur  any  financial
liability  in  the  performance of any  of  its  duties
hereunder, or in the exercise of any of its  rights  or
powers,  if  it  shall  have  reasonable  grounds   for
believing  that  repayment of such  funds  or  adequate
indemnity  against  such  risk  or  liability  is   not
reasonably  assured  to  it.  Whether  or  not  therein
expressly   so  provided,  every  provision   of   this
Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.


Section 602. Notice of Defaults.

    Within  90 days after the occurrence of any default
hereunder with respect to the Securities of any series,
the  Trustee shall transmit by mail to all  Holders  of
Securities of such series, as their names and addresses
appear in the Security Register, notice of such default
hereunder  known  to the Trustee, unless  such  default
shall  have  been  cured or waived; provided,  however,
that, except in the case of a default in the payment of
the  principal of (or premium, if any) or  interest  on
any  Security of such series or in the payment  of  any
sinking fund installment with respect to Securities  of
such   series,  the  Trustee  shall  be  protected   in
withholding such notice if and so long as the board  of
directors, the executive committee or a trust committee
of directors and/or Responsible Officers of the Trustee
in  good  faith determine that the withholding of  such
notice  is in the interest of the Holders of Securities
of such series; and provided, further, that in the case
of   any   default  of  the  character   specified   in
Section  501(4)  with  respect to  Securities  of  such
series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.


Section 603. Certain Rights of Trustee.

   Subject to the provisions of Section 601:

   (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

    (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order or as otherwise expressly provided herein, and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

    (3)    whenever  in  the  administration  of   this
 Indenture the Trustee shall deem it desirable  that  a
 matter  be  proved  or established  prior  to  taking,
 suffering  or  omitting  any  action  hereunder,   the
 Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

   (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

   (5)   the  Trustee shall be under no  obligation  to
 exercise any of the rights or powers vested in  it  by
 this  Indenture at the request or direction of any  of
 the  Holders  pursuant to this Indenture, unless  such
 Holders  shall have offered to the Trustee  reasonable
 security or indemnity against the costs, expenses  and
 liabilities  which  might  be  incurred   by   it   in
 compliance with such request or direction;

   (6)   the  Trustee shall not be bound  to  make  any
 investigation into the facts or matters stated in  any
 resolution,    certificate,   statement,   instrument,
 opinion,  report, notice, request, direction, consent,
 order,  bond,  debenture,  note,  other  evidence   of
 indebtedness  or  other paper  or  document,  but  the
 Trustee,  in  its  discretion, may make  such  further
 inquiry  or  investigation into such facts or  matters
 as   it  may  see  fit,  and,  if  the  Trustee  shall
 determine   to   make   such   further   inquiry    or
 investigation,  it shall be entitled  to  examine  the
 books,   records   and  premises   of   the   Company,
 personally or by agent or attorney; and

   (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.


Section 604. Not Responsible for Recitals or Issuance of Securities.

   The recitals contained herein and in the Securities,
except  the  Trustee's certificates of  authentication,
shall  be  taken as the statements of the Company,  and
neither  the  Trustee  nor  any  Authenticating   Agent
assumes  any responsibility for their correctness.  The
Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities.
Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.


Section 605. May Hold Securities.

    The  Trustee, any Authenticating Agent, any  Paying
Agent, any Security Registrar or any other agent of the
Company,  in its individual or any other capacity,  may
become  the owner or pledgee of Securities and, subject
to  Sections 608 and 613, may otherwise deal  with  the
Company  with the same rights it would have if it  were
not   Trustee,  Authenticating  Agent,  Paying   Agent,
Security Registrar or such other agent.


Section 606. Money Held in Trust.

    Money  held by the Trustee in trust hereunder  need
not be segregated from other funds except to the extent
required  by  law.  The  Trustee  shall  be  under   no
liability for interest on any money received by it hereunder except as otherwise agreed with the Company.


Section 607. Compensation and Reimbursement.

   The Company agrees:

   (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

   (2)   except as otherwise expressly provided herein,
 to  reimburse  the Trustee upon its  request  for  all
 reasonable   expenses,  disbursements   and   advances
 incurred  or  made by the Trustee in  accordance  with
 any   provision  of  this  Indenture  (including   the
 reasonable   compensation   and   the   expenses   and
 disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

   (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.


Section 608. Conflicting Interests.

    If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture
Act and this Indenture. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series or as Trustee under the Indenture dated July
1,  1982  entered between the Company and  the  Trustee
(formerly known as Continental Illinois National Bank and Trust Company of Chicago).


Section 609. Corporate Trustee Required; Eligibility.

    There  shall  at all times be one  (and  only  one)
Trustee  hereunder  with respect to the  Securities  of
each  series,  which  may  be  Trustee  hereunder   for
Securities  of one or more other series.  Each  Trustee
shall  be  a  Person that is eligible pursuant  to  the
Trust  Indenture Act to act as such and has a  combined
capital  and  surplus of at least $50,000,000.  If  any
such  Person  publishes reports of condition  at  least
annually, pursuant to law or to the requirements of its
supervising  or  examining  authority,  then  for   the
purposes of this Section and to the extent permitted by
the  Trust  Indenture  Act, the  combined  capital  and
surplus  of  such  Person shall be  deemed  to  be  its
combined  capital and surplus as set forth in its  most
recent report of condition so published. If at any time
the  Trustee  with  respect to the  Securities  of  any
series  shall  cease to be eligible in accordance  with
the   provisions  of  this  Section,  it  shall  resign
immediately   in  the  manner  and  with   the   effect
hereinafter specified in this Article.


Section  610.  Resignation and Removal; Appointment  of
Successor.

    No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

    The Trustee may resign at any time with respect  to
the  Securities of one or more series by giving written
notice  thereof  to the Company. If the  instrument  of
acceptance   by   a  successor  Trustee   required   by
Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

    The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding
Securities of such series, delivered to the Trustee and to the Company.

   If at any time:

    (1)    the  Trustee  shall  fail  to  comply   with
 Section 608 after written request therefor by the Company or by any Holder who has been a bona fide
 Holder of a Security for at least six months, or

   (2)   the  Trustee shall cease to be eligible  under
 Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

   (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then,  in  any such case, (A) the Company by a  Company
Order  may  remove  the Trustee  with  respect  to  all
Securities, or (B) subject to Section 514,  any  Holder
who  has been a bona fide Holder of a Security  for  at
least  six  months may, on behalf of  himself  and  all
others  similarly  situated,  petition  any  court   of
competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

    If  the Trustee shall resign, be removed or  become
incapable of acting, or if a vacancy shall occur in the
office  of Trustee for any cause, with respect  to  the
Securities  of  one or more series, the Company,  by  a
Company  Order,  shall  promptly  appoint  a  successor
Trustee  or Trustees with respect to the Securities  of
that or those series (it being understood that any such
successor Trustee may be appointed with respect to  the
Securities  of  one or more or all of such  series  and
that  at any time there shall be only one Trustee  with
respect to the Securities of any particular series) and
shall  comply  with  the  applicable  requirements   of
Section   611.   If,  within  one   year   after   such
resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor
Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

    The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.


Section 611. Acceptance of Appointment by Successor.

    In case of the appointment hereunder of a successor
Trustee  with  respect  to all Securities,  every  such
successor   Trustee   so   appointed   shall   execute,
acknowledge  and  deliver to the  Company  and  to  the
retiring   Trustee   an   instrument   accepting   such
appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

    In case of the appointment hereunder of a successor
Trustee  with respect to the Securities of one or  more
(but not all) series, the Company, the retiring Trustee
and   each  successor  Trustee  with  respect  to   the
Securities  of  one  or more series shall  execute  and
deliver  an indenture supplemental hereto wherein  each
successor  Trustee  shall accept such  appointment  and
which  (1)  shall contain such provisions as  shall  be
necessary or desirable to transfer and confirm to,  and
to  vest  in,  each successor Trustee all  the  rights,
powers, trusts and duties of the retiring Trustee  with
respect  to the Securities of that or those  series  to
which   the  appointment  of  such  successor   Trustee
relates,  (2)  if the retiring Trustee is not  retiring
with  respect  to  all Securities, shall  contain  such
provisions as shall be deemed necessary or desirable to
confirm that all the rights, powers, trusts and  duties
of  the retiring Trustee with respect to the Securities
of  that  or  those  series as to  which  the  retiring
Trustee is not retiring shall continue to be vested  in
the  retiring Trustee, and (3) shall add to  or  change
any  of  the provisions of this Indenture as  shall  be
necessary   to   provide   for   or   facilitate    the
administration of the trusts hereunder by more than one
Trustee, it being understood that nothing herein or  in
such   supplemental  indenture  shall  constitute  such
Trustees  co-trustees of the same trust and  that  each
such  Trustee  shall be trustee of a  trust  or  trusts
hereunder  separate and apart from any trust or  trusts
hereunder  administered by any other such Trustee;  and
upon  the  execution and delivery of such  supplemental
indenture  the resignation or removal of  the  retiring
Trustee  shall become effective to the extent  provided
therein  and  each such successor Trustee, without  any
further  act,  deed or conveyance, shall become  vested
with  all the rights, powers, trusts and duties of  the
retiring Trustee with respect to the Securities of that
or  those  series  to  which the  appointment  of  such
successor  Trustee  relates; but,  on  request  of  the
Company or any successor Trustee, such retiring Trustee
shall  duly  assign,  transfer  and  deliver  to   such
successor Trustee all property and money held  by  such
retiring   Trustee  hereunder  with  respect   to   the
Securities of that or those series to which the appointment of such successor Trustee relates.

    Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

    No successor Trustee shall accept its appointment unless at the time of such acceptance such successor
Trustee shall be qualified and eligible under this Article.


Section 612. Merger, Conversion, Consolidation or
Succession to Business.

   Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating
Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.


Section  613. Preferential Collection of Claims Against
Company.

    If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).


Section 614. Appointment of Authenticating Agent.

    At  any  time  when  any of the  Securities  remain
Outstanding, the Trustee, with the concurrence  of  the
Company, may appoint an Authenticating Agent or  Agents
with  respect to one or more series of Securities which
shall be authorized to act on behalf of the Trustee  to
authenticate  Securities  of such  series  issued  upon
original  issue,  and  upon exchange,  registration  of
transfer  or partial redemption thereof or pursuant  to
Section  306, and Securities so authenticated shall  be
entitled to the benefits of this Indenture and shall be
valid   and   obligatory  for  all   purposes   as   if
authenticated   by  the  Trustee  hereunder.   Wherever
reference   is   made   in  this   Indenture   to   the
authentication  and  delivery  of  Securities  by   the
Trustee or the Trustee's certificate of authentication,
such    reference   shall   be   deemed   to    include
authentication and delivery on behalf of the Trustee by
an   Authenticating   Agent  and   a   certificate   of
authentication executed on behalf of the Trustee by  an
Authenticating Agent. Each Authenticating  Agent  shall
be  acceptable to the Company and shall at all times be
a  corporation organized and doing business  under  the
laws of the United States of America, any State thereof
or the District of Columbia, authorized under such laws
to  act  as  Authenticating Agent,  having  a  combined
capital  and  surplus of not less than $50,000,000  and
subject to supervision or examination by Federal, State
or    District   of   Columbia   authority.   If   such
Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

    Any  corporation into which an Authenticating Agent
may  be  merged or converted or with which  it  may  be
consolidated,  or  any corporation resulting  from  any
merger,  conversion  or  consolidation  to  which  such
Authenticating  Agent  shall  be  a   party,   or   any
corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

    An  Authenticating Agent may resign at any time  by
giving written notice thereof to the Trustee and to the
Company.  The  Trustee may at any  time  terminate  the
agency  of  an  Authenticating Agent by giving  written
notice thereof to such Authenticating Agent and to  the
Company. Upon receiving such a notice of resignation or
upon  such  a termination, or in case at any time  such
Authenticating  Agent shall cease  to  be  eligible  in
accordance  with  the provisions of this  Section,  the
Trustee  may  appoint a successor Authenticating  Agent
which shall be acceptable to the Company and shall give
notice  of  such appointment in the manner provided  in
Section 106 to all Holders of Securities of the  series
with  respect to which such Authenticating  Agent  will
serve.   Any   successor  Authenticating   Agent   upon
acceptance  of its appointment hereunder  shall  become
vested  with all the rights, powers and duties  of  its
predecessor   hereunder,  with  like   effect   as   if
originally  named  as  an  Authenticating   Agent.   No
successor   Authenticating  Agent  shall  be  appointed
unless eligible under the provisions of this Section.

    The  Trustee  agrees to pay to each  Authenticating
Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

   If an appointment with respect to one or more series
is  made  pursuant to this Section, the  Securities  of
such  series may have endorsed thereon, in addition  to
the   Trustee's   certificate  of  authentication,   an
alternative  certificate  of  authentication   in   the
following form:

    This is one of the Securities of the series designated therein referred to in the within-mentioned
Indenture.


                            FIRST  TRUST  OF  ILLINOIS,
                            NATIONAL ASSOCIATION,
                                            As Trustee




                            By...........................
                                  As Authenticating Agent




                            By...........................
                                      Authorized Officer



                    ARTICLE SEVEN

  Holders' Lists and Reports by Trustee and Company


Section  701.  Company  to Furnish  Trustee  Names  and
Addresses of Holders.

    If the Trustee is not acting as Security Registrar for the Securities of any series, the Company will furnish or cause to be furnished to the Trustee

   (1) at intervals of no more than six months commencing after the first issue of such series, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of a date not more than 15 days prior to the time such information is furnished, and

   (2)   at  such  other  times as  the  Trustee  may
 request  in  writing,  within  30  days  after   the
 receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished.


Section 702. Preservation of Information;
Communications to Holders.

    The Trustee shall preserve, in as current a form as
is  reasonably practicable, the names and addresses  of
Holders contained in the most recent list furnished  to
the  Trustee as provided in Section 701 and  the  names
and addresses of Holders received by the Trustee in its
capacity as Security Registrar. The Trustee may destroy
any  list  furnished to it as provided in  Section  701
upon receipt of a new list so furnished.

    The  rights  of Holders to communicate  with  other
Holders  with  respect  to  their  rights  under   this
Indenture   or   under   the   Securities,   and    the
corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

   Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.


Section 703. Reports by Trustee.

    The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust
Indenture Act at the times and in the manner provided pursuant thereto.

    A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The
Company will notify the Trustee when any Securities are listed on any stock exchange.


Section 704. Reports by Company.

    The  Company  shall file with the Trustee  and  the
Commission,  and transmit to Holders, such information,
documents   and  other  reports,  and  such   summaries
thereof,  as  may  be required pursuant  to  the  Trust
Indenture  Act at the times and in the manner  provided
pursuant   to   such  Act;  provided  that   any   such
information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.


                    ARTICLE EIGHT

 Consolidation, Merger, Conveyance, Transfer or Lease


Section  801.  Company May Consolidate, Etc.,  Only  on
Certain Terms.

   The Company shall not consolidate with or merge with or into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person unless:

   (1)   the Company will be the resulting or surviving
 entity  or the Person formed by such consolidation  or
 into  which the Company is merged or the Person  which
 acquires  by conveyance or transfer, or which  leases,
 the    properties   and   assets   of   the    Company
 substantially  as an entirety shall be a  corporation,
 limited  liability  company,  partnership  or   trust,
 shall  be  organized  and validly existing  under  the
 laws  of  the  United  States of  America,  any  State
 thereof   or  the  District  of  Columbia  and   shall
 expressly   assume,   by  an  indenture   supplemental
 hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed;

    (2)    immediately  after  giving  effect  to  such
 transaction   and  treating  any  indebtedness   which
 becomes   an   obligation  of  the  Company   or   any
 Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

   (3)   if,  as a result of any such consolidation  or
 merger   or   such  conveyance,  transfer  or   lease,
 properties  or  assets  of the  Company  would  become
 subject   to   a  mortgage,  pledge,  lien,   security
 interest or other encumbrance which would not be permitted by this Indenture, the Company or such successor Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) all indebtedness secured thereby; and

   (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.


Section 802. Successor Substituted.

    Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.


                     ARTICLE NINE

               Supplemental Indentures


Section 901. Supplemental Indentures Without Consent of
Holders.

    Without the consent of any Holders, the Company, when authorized by or pursuant to a Company Order, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

   (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

   (2)  to add to the covenants of the Company for  the
 benefit  of  the  Holders of  all  or  any  series  of
 Securities  (and if such covenants are to be  for  the
 benefit   of  less  than  all  series  of  Securities,
 stating  that  such  covenants  are  expressly   being
 included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

   (3) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or

   (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

   (5)   to  add  to, change or eliminate  any  of  the
 provisions  of  this Indenture in respect  of  one  or
 more  series  of Securities, provided  that  any  such
 addition,  change  or elimination  (A)  shall  neither
 (i)  apply to any Security of any series created prior
 to  the  execution of such supplemental indenture  and
 entitled   to  the  benefit  of  such  provision   nor
 (ii) modify the rights of the Holder of any such Security with respect to such provision or (B) shall become effective only when there is no such Security
 Outstanding; or

   (6) to secure the Securities pursuant to the requirements of Section 1006 or otherwise; or

   (7) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

   (8)   to evidence and provide for the acceptance  of
 appointment  hereunder  by a  successor  Trustee  with
 respect  to  the Securities of one or more series  and
 to  add  to  or change any of the provisions  of  this
 Indenture  as  shall be necessary to  provide  for  or
 facilitate the administration of the trusts  hereunder
 by   more   than   one  Trustee,   pursuant   to   the
 requirements of Section 611; or

   (9)  to cure any ambiguity, to correct or supplement
 any  provision  herein  which  may  be  defective   or
 inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this Clause (9) shall not adversely affect the interests of the Holders of Securities of any series in any material respect.


Section  902. Supplemental Indentures With  Consent  of
Holders.

    With the consent of the Holders of not less than  a
majority   in   aggregate  principal  amount   of   the
Outstanding Securities of each series affected by  such
supplemental   indenture,  by  Act  of   said   Holders
delivered to the Company and the Trustee, the Company, when authorized by a Company Order, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

   (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount
 Security or any other Security which would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption or repayment, on or after the Redemption
 Date or any repayment date), or

   (2)   reduce the percentage in principal  amount  of
 the  Outstanding Securities of any series, the consent
 of   whose   Holders   is  required   for   any   such
 supplemental  indenture,  or  the  consent  of   whose
 Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

   (3)   modify any of the provisions of this  Section,
 Section  513  or Section 1008, except to increase  any
 such  percentage  or  to provide  that  certain  other
 provisions  of  this Indenture cannot be  modified  or
 waived  without  the  consent of the  Holder  of  each
 Outstanding   Security  affected  thereby;   provided,
 however,  that  this clause shall  not  be  deemed  to
 require  the  consent of any Holder  with  respect  to
 changes  in  the  references  to  "the  Trustee"   and
 concomitant changes in this Section and Section 1008, or the deletion of this proviso, in accordance with the requirements of Sections 611 and 901(8).

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

    It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.


Section 903. Execution of Supplemental Indentures.

    In  executing,  or accepting the additional  trusts
created  by,  any supplemental indenture  permitted  by
this Article or the modifications thereby of the trusts
created  by  this  Indenture,  the  Trustee  shall   be
entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture.
The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.


Section 904. Effect of Supplemental Indentures.

    Upon  the  execution of any supplemental  indenture
under this Article, this Indenture shall be modified in
accordance  therewith, and such supplemental  indenture
shall  form a part of this Indenture for all  purposes;
and   every   Holder  of  Securities   theretofore   or
thereafter authenticated and delivered hereunder shall be bound thereby.


Section 905. Conformity with Trust Indenture Act.

    Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.


Section  906.  Reference in Securities to  Supplemental
Indentures.

   Securities of any series authenticated and delivered
after  the  execution  of  any  supplemental  indenture
pursuant to this Article may, and shall if required  by
the  Trustee, bear a notation in form approved  by  the
Trustee   as  to  any  matter  provided  for  in   such
supplemental  indenture.  If  the  Company   shall   so
determine, new Securities of any series so modified  as
to  conform,  in  the opinion of the  Trustee  and  the
Company,  to  any  such supplemental indenture  may  be
prepared  and executed by the Company and authenticated
and   delivered   by  the  Trustee  in   exchange   for
Outstanding Securities of such series.


                     ARTICLE TEN

                      Covenants


Section   1001.  Payment  of  Principal,  Premium   and
Interest.

    The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of and any premium and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture. In the absence of contrary provisions with respect to the Securities of any series, interest on the Securities of any series may, at the option of the Company, be paid by check mailed to the address of the Person entitled thereto as it appears on the Security Register.


Section 1002. Maintenance of Office or Agency.

    As long as any of the Securities of a series remain
outstanding, the Company will maintain in each Place of
Payment  for  any  series of Securities  an  office  or
agency where Securities of that series may be presented
or  surrendered for payment, where Securities  of  that
series  may be surrendered for registration of transfer
or  exchange and where notices and demands to  or  upon
the Company in respect of the Securities of that series
and this Indenture may be served. The Company will give
prompt  written notice to the Trustee of the  location,
and  any  change  in the location, of  such  office  or
agency.  If  at  any  time the Company  shall  fail  to
maintain  any such required office or agency  or  shall
fail  to  furnish the Trustee with the address thereof,
such presentations, surrenders, notices and demands may
be  made or served at the Corporate Trust Office of the
Trustee, and the Company hereby appoints the Trustee as
its   agent   to   receive  all   such   presentations,
surrenders, notices and demands.

   The Company may also from time to time designate one
or  more other offices or agencies where the Securities
of  one  or more series may be presented or surrendered
for  any or all such purposes and may from time to time
rescind  such designations; provided, however, that  no
such  designation  or rescission shall  in  any  manner
relieve  the  Company of its obligation to maintain  an
office   or  agency  in  each  Place  of  Payment   for
Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.


Section 1003. Money for Securities Payments to Be Held in Trust.

    If  the  Company shall at any time act as  its  own
Paying  Agent with respect to any series of Securities,
it will, on or before each due date of the principal of
or  any premium or interest on any of the Securities of
that  series,  segregate and  hold  in  trust  for  the
benefit   of  the  Persons  entitled  thereto   a   sum
sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

    Whenever the Company shall have one or more  Paying
Agents for any series of Securities, it will, prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture
Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

    The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (1) hold all sums held by it for the payment of principal of or any premium or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;
(2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal of or premium or interest on Securities of that series;
and (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

    The  Company  may at any time, for the  purpose  of
obtaining  the  satisfaction  and  discharge  of   this
Indenture or for any other purpose, pay, or by  Company
Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying
Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying
Agent shall be released from all further liability with respect to such money.

    Any  money deposited with the Trustee or any Paying
Agent,  or then held by the Company, in trust  for  the
payment  of the principal of or any premium or interest
on  any  Security of any series and remaining unclaimed
for two years after such principal, premium or interest
has become due and payable shall be paid to the Company
on  Company  Request, or (if then held by the  Company)
shall be discharged from such trust; and the Holder  of
such Security shall thereafter, as an unsecured general
creditor, look only to the Company for payment thereof,
and  all liability of the Trustee or such Paying  Agent
with respect to such trust money, and all liability  of
the  Company as trustee thereof, shall thereupon cease;
provided,  however,  that the Trustee  or  such  Paying
Agent,   before  being  required  to  make   any   such
repayment, may at the expense of the Company  cause  to
be  published  once, in a newspaper  published  in  the
English   language,  customarily  published   on   each
Business Day and of general circulation in the  Borough
of  Manhattan, The City of New York, notice  that  such
money   remains  unclaimed  and  that,  after  a   date
specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.


Section 1004. Statement by Officers as to Default.

    The  Company  will deliver to the  Trustee,  within
120  days  after  the end of each fiscal  year  of  the
Company  ending  after  the date hereof,  an  Officers'
Certificate,  stating  whether  or  not  to  the   best
knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture
(without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.


Section 1005. Existence.

    Subject  to Article Eight, the Company will  do  or
cause  to be done all things necessary to preserve  and
keep  in  full  force and effect its existence,  rights
(charter   and  statutory)  and  franchises;  provided,
however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.


Section 1006. Restrictions on Liens

    The  Company  will  not, and will  not  permit  any
Restricted  Subsidiary  to,  incur,  issue,  assume  or
guarantee  Indebtedness secured by  any  Liens  of  the
Company or any Restricted Subsidiary upon any Principal
Property,  or upon shares of capital stock or evidences
of Indebtedness issued by any Restricted Subsidiary and
owned  by  the  Company  or any Restricted  Subsidiary,
whether  owned  at  the  date  of  this  Indenture   or
thereafter  acquired, without making, or  causing  such
Restricted  Subsidiary to make, effective provision  to
secure  all of the Securities then Outstanding by  such
Lien,  equally  and  ratably with  any  and  all  other
Indebtedness   thereby  secured,  so   long   as   such
Indebtedness shall be so secured.

    The foregoing restrictions shall not apply to indebtedness secured by Liens existing on the date of this Indenture or to any of the following:

   (1)   Liens  on  any Principal Property  acquired,
 constructed  or  improved  by  the  Company  or  any
 Restricted  Subsidiary  after  the  date   of   this
 Indenture    which    are   created    or    assumed
 contemporaneously     with     such     acquisition,
 construction  or  improvement, or  within  180  days
 after  the completion thereof, to secure or  provide
 for  the  payment of all or any part of the cost  of
 such   acquisition,  construction   or   improvement
 (including  related  expenditures  capitalized   for
 Federal    income   tax   purposes   in   connection
 therewith)   incurred  after  the   date   of   this
 Indenture;

   (2)   Liens  of  or upon any property,  shares  of
 capital  stock or Indebtedness existing at the  time
 of   acquisition   thereof,   whether   by   merger,
 consolidation,   purchase,   lease   or    otherwise
 (including Liens of or upon property, shares of capital stock or Indebtedness of a corporation existing at the time such corporation becomes a Restricted Subsidiary);

   (3) Liens in favor of the Company or any Restricted Subsidiary;

   (4)   Liens  in  favor  of the  United  States  of
 America  or  any  State thereof, or any  department,
 agency  or  instrumentality or political subdivision
 of  the  United  States  of  America  or  any  State
 thereof  or  political entity affiliated  therewith,
 or  in favor of Canada, or any political subdivision
 thereof,  to  secure partial, progress,  advance  or
 other  payments, or other obligations,  pursuant  to
 any   contract   or  statute  or   to   secure   any
 Indebtedness  incurred for the purpose of  financing
 all   or   any   part  of  the  cost  of  acquiring,
 constructing  or improving the property  subject  to
 such  Liens  (including Liens incurred in connection
 with   pollution  control,  industrial  revenue   or
 similar financings);

   (5)   Liens  on any property created,  assumed  or
 otherwise  brought into existence  in  contemplation
 of  the  sale or other disposition of the underlying
 property, whether directly or indirectly, by way  of
 share  disposition or otherwise; provided  that  180
 days  from  the creation of such Liens  the  Company
 must   have  disposed  of  such  property  and   any
 Indebtedness secured by such Liens shall be without recourse to the Company or any Subsidiary;

   (6)   Liens  imposed by law, such  as  mechanics',
 workmen's,  repairmen's,  materialmen's,  carriers',
 warehousemen's,  vendors'  or  other  similar  liens
 arising  in  the  ordinary course  of  business,  or
 governmental  (federal, state  or  municipal)  liens
 arising  out  of contracts for the sale of  products
 or   services  by  the  Company  or  any  Restricted
 Subsidiary, or deposits or pledges to obtain the release of any of the foregoing;

    (7)    pledges   or   deposits  under   workmen's
 compensation laws or similar legislation  and  Liens
 of  judgments  thereunder which  are  not  currently
 dischargeable, or good faith deposits in  connection
 with  bids, tenders, contracts (other than  for  the
 payment of money) or leases to which the Company  or
 any  Restricted Subsidiary is a party,  or  deposits
 to  secure  public or statutory obligations  of  the
 Company  or  any Restricted Subsidiary, or  deposits
 in   connection   with  obtaining   or   maintaining
 self-insurance  or  to obtain the  benefits  of  any
 law,   regulation  or  arrangement   pertaining   to
 unemployment insurance, old age pensions, social security or similar matters, or deposits of cash or obligations of the United States of America to secure surety, appeal or customs bonds to which the Company or any Restricted Subsidiary is a party, or deposits in litigation or other proceedings such as, but not limited to, interpleader proceedings;

   (8)   Liens  created  by  or  resulting  from  any
 litigation  or  other  proceeding  which  is   being
 contested  in good faith by appropriate proceedings,
 including  Liens arising out of judgments or  awards
 against  the  Company  or any Restricted  Subsidiary
 with   respect   to  which  the  Company   or   such
 Restricted  Subsidiary is in good faith  prosecuting
 an  appeal  or  proceedings  for  review;  or  Liens
 incurred   by   the   Company  or   any   Restricted
 Subsidiary for the purpose of obtaining a stay or discharge in the course of any litigation or other proceeding to which the Company or such Restricted
 Subsidiary is a party;

    (9)    Liens   for   taxes  or   assessments   or
 governmental charges or levies not yet due or delinquent, or which can thereafter be paid without penalty, or which are being contested in good faith by appropriate proceedings;

   (10) Liens consisting of easements, rights-of-way,
 zoning  restrictions, restrictions  on  the  use  of
 real  property,  and defects and  irregularities  in
 the   title  thereto,  landlords'  liens  and  other
 similar   liens  and  encumbrances  none  of   which
 interfere  materially with the use of  the  property
 covered  thereby  in  the  ordinary  course  of  the
 business   of   the   Company  or  such   Restricted
 Subsidiary and which do not, in the opinion of the Company, materially detract from the value of such properties; or

   (11)  any  extension, renewal or  replacement  (or
 successive  extensions, renewals  or  replacements),
 as  a whole or in part, of any Lien existing on  the
 date  of  this Indenture or of any Lien referred  to
 in  the  foregoing clauses (1), (2) or (5) to  (10),
 inclusive;   provided,  that  (i)  such   extension,
 renewal or replacement Lien shall be limited to  all
 or  a part of the same property, shares of stock  or
 Indebtedness   that  secured  the   Lien   extended,
 renewed or replaced (plus improvements on such property) and (ii) the Indebtedness secured by such Lien at such time is not increased.

    Notwithstanding the foregoing, the Company and  its
Restricted  Subsidiaries, or any of  them,  may  incur,
issue,  assume  or  guarantee Indebtedness  secured  by
Liens   without  equally  and  ratably   securing   the
Securities  of each series then Outstanding,  provided,
that   at   the  time  of  such  incurrence,  issuance,
assumption  or guarantee of Indebtedness, after  giving
effect   thereto   and  to  the   retirement   of   any
Indebtedness  which is concurrently being retired,  the
sum  of  (i)  the  aggregate amount of all  outstanding
Indebtedness secured by Liens which could not have been
incurred, issued, assumed or guaranteed by the  Company
or  a  Restricted Subsidiary without equally or ratably
securing   the   Securities   of   each   series   then
Outstanding,   except  for  the  provisions   of   this
paragraph, plus (ii) the Attributable Value of Sale and Leaseback Transactions entered into pursuant to the penultimate paragraph of Section 1007, does not at such time exceed 15% of the Consolidated Capitalization of the Company.

Section   1007.  Restrictions  on  Sale  and  Leaseback
Transactions

    The Company will not itself, and it will not permit
any   Restricted   Subsidiary  to,   enter   into   any
arrangement with any bank, insurance company  or  other
lender  or investor (not including the Company  or  any
Restricted Subsidiary) or to which any such  lender  or
investor is a party, providing for the leasing  by  the
Company  or  a  Restricted  Subsidiary  for  a  period,
including  renewals, in excess of three  years  of  any
Principal Property which has been or is to be  sold  or
transferred by the Company or any Restricted Subsidiary
to  such  lender or investor or to any person  to  whom
funds have been or are to be advanced by such lender or
investor  on  the  security of such Principal  Property
(herein   referred   to  as  a  "Sale   and   Leaseback
Transaction") unless either:

   (1)   The  Company  or such Restricted  Subsidiary
 would,   at   the   time  of  entering   into   such
 arrangement,  be  entitled,  without   equally   and
 ratably securing the Securities of each series  then
 Outstanding,  to incur, issue, assume  or  guarantee
 Indebtedness secured by a Lien on such property, pursuant to paragraphs (1) to (11), inclusive, of
 Section 1006; or

   (2)   the Company, within 180 days after the  sale
 or  transfer shall have been made by the Company  or
 by  a Restricted Subsidiary, applies an amount equal
 to  the greater of (i) the net proceeds of the  sale
 of  the  Principal  Property sold  and  leased  back
 pursuant  to  such  arrangement  or  (ii)  the  fair
 market  value of the Principal Property so sold  and
 leased  back  at  the  time of  entering  into  such
 arrangement  (as  determined  by  any  two  of   the
 following:  the Chairman or a Vice Chairman  of  the
 Board  of  the  Company, its  President,  its  Chief
 Financial   Officer,  its  Senior  Vice   President,
 Corporate  Finance,  or its Senior  Vice  President,
 Financial  Operations) to the retirement  of  Funded
 Debt of the Company; provided, that the amount to be applied to the retirement of Funded Debt of the Company shall be reduced by (i) the principal amount of any Securities delivered within 120 days after such sale to the Trustee for retirement and cancellation, and (ii) the principal amount of Funded Debt, other than Securities, voluntarily retired by the Company within 120 days after such sale.

    Notwithstanding the foregoing, the Company and its Restricted Subsidiaries, or any of them, may enter into a Sale and Leaseback Transaction which would otherwise be prohibited by this Section 1007, provided, that at the time of such transaction, after giving effect thereto, the sum of (i) the aggregate amount of the Attributable Value in respect of all Sale and Leaseback
Transactions existing at such time which could not have been entered into except for the provisions of this paragraph plus (ii) the aggregate amount of outstanding
Indebtedness secured by liens in reliance on the last paragraph of Section 1006 does not at such time exceed
15% of the Consolidated Capitalization of the Company.

   A Sale and Leaseback Transaction shall not be deemed to result in the creation of a Lien.


Section 1008. Waiver of Certain Covenants

    Except  as  otherwise specified as contemplated  by
Section  301 for Securities of such series, the Company
may, with respect to the Securities of any series, omit
in  any  particular instance to comply with  any  term,
provision  or  condition  set  forth  in  any  covenant
provided pursuant to Section 301(18), 901(2) or  901(7)
for  the  benefit of the Holders of such series  or  in
Section  1006  or  1007, if before the  time  for  such
compliance  the  Holders  of at  least  a  majority  in
principal amount of the Outstanding Securities of  such
series shall, by Act of such Holders, either waive such
compliance   in   such  instance  or  generally   waive
compliance with such term, provision or condition,  but
no  such  waiver shall extend to or affect  such  term,
provision   or  condition  except  to  the  extent   so
expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.


                    ARTICLE ELEVEN

               Redemption of Securities


Section 1101. Applicability of Article.

   Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for such Securities) in accordance with this Article.


Section 1102. Election to Redeem; Notice to Trustee.

   The election of the Company to redeem any Securities shall be evidenced by a Company Order. In case of any redemption at the election of the Company of less than all the Securities of any series (including any such redemption affecting only a single Security), the Company shall, at least 45 days prior to the Redemption
Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.


Section 1103. Selection by Trustee of Securities to  Be
Redeemed.

   If less than all the Securities of any series are to
be  redeemed (unless all the Securities of such  series
and  of  a specified tenor are to be redeemed or unless
such  redemption affects only a single  Security),  the
particular Securities to be redeemed shall be  selected
not  more than 60 days prior to the Redemption Date  by
the  Trustee, from the Outstanding Securities  of  such
series  not previously called for redemption,  by  such
method  as  the Trustee shall deem fair and appropriate
and  which may provide for the selection for redemption
of a portion of the principal amount of any Security of
such  series, provided that the unredeemed  portion  of
the  principal amount of any Security shall  be  in  an
authorized denomination (which shall not be  less  than
the minimum authorized denomination) for such Security.
If less than all the Securities of such series and of a
specified  tenor  are  to  be  redeemed  (unless   such
redemption   affects  only  a  single  Security),   the
particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

    The Trustee shall promptly notify the Company in writing of the Securities selected for redemption as aforesaid and, in case of any Securities selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.

   The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

    For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.


Section 1104. Notice of Redemption.

    Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at the Holder's address appearing in the Security Register.

   All notices of redemption shall state:

  (1)  the Redemption Date,

  (2)  the Redemption Price,

   (3) if less than all the Outstanding Securities of any series consisting of more than a single Security are to be redeemed, the identification (and, in the case of partial redemption of any such Securities, the principal amounts) of the particular Securities to be redeemed and, if less than all the Outstanding
 Securities  of  any  series  consisting  of  a  single
 Security are to be redeemed, the principal amount of the particular Security to be redeemed,

   (4)   that  on  the Redemption Date  the  Redemption
 Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

   (5) the place or places where each such Security is to be surrendered for payment of the Redemption
 Price, and

   (6) that the redemption is for a sinking fund, if such is the case.

   Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall be irrevocable.


Section 1105. Deposit of Redemption Price.

    On  or  prior to any Redemption Date,  the  Company
shall  deposit with the Trustee or with a Paying  Agent
(or,  if the Company is acting as its own Paying Agent,
segregate   and   hold   in  trust   as   provided   in
Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.


Section 1106. Securities Payable on Redemption Date.

   Notice of redemption having been given as aforesaid,
the   Securities  so  to  be  redeemed  shall,  on  the
Redemption  Date,  become  due  and  payable   at   the
Redemption Price therein specified, and from and  after
such  date  (unless the Company shall  default  in  the
payment  of the Redemption Price and accrued  interest)
such  Securities  shall cease to  bear  interest.  Upon
surrender  of  any  such  Security  for  redemption  in
accordance  with  said notice, such Security  shall  be
paid  by  the Company at the Redemption Price, together
with accrued interest to the Redemption Date; provided,
however,   that,   unless   otherwise   specified    as
contemplated by Section 301, installments of interest whose Stated Maturity is on or prior to the Redemption
Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record
Dates  according to their terms and the  provisions  of
Section 307.

    If any Security called for redemption shall not  be
so  paid  upon  surrender thereof for  redemption,  the
principal  and  any  premium shall,  until  paid,  bear
interest   from  the  Redemption  Date  at   the   rate
prescribed therefor in the Security.


Section 1107. Securities Redeemed in Part.

    Any  Security which is to be redeemed only in  part
shall  be  surrendered at a Place of  Payment  therefor
(with,  if the Company or the Trustee so requires,  due
endorsement by, or a written instrument of transfer  in
form  satisfactory to the Company and the Trustee  duly
executed   by,  the  Holder  thereof  or  the  Holder's
attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered; provided, however, that if a Global Security is so surrendered, such new Security so issued shall be a new Global
Security in a denomination equal to the unredeemed portion of the principal of the Global Security so surrendered.


                    ARTICLE TWELVE

                    Sinking Funds


Section 1201. Applicability of Article.

    The  provisions of this Article shall be applicable
to any sinking fund for the retirement of Securities of
any   series   except   as   otherwise   specified   as
contemplated by Section 301 for such Securities.

    The minimum amount of any sinking fund payment provided for by the terms of any Securities is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of such Securities is herein referred to as an "optional sinking fund payment". If provided for by the terms of any Securities, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities as provided for by the terms of such Securities.


Section  1202.  Satisfaction of Sinking  Fund  Payments
with Securities.

    The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to any Securities of such series required to be made pursuant to the terms of such Securities as and to the extent provided for by the terms of such Securities;
provided that the Securities to be so credited have not been previously so credited. The Securities to be so credited shall be received and credited for such purpose by the Trustee at the Redemption Price, as specified in the Securities so to be redeemed, for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.


Section  1203.  Redemption of  Securities  for  Sinking
Fund.

    Not  less  than 35 days prior to each sinking  fund
payment  date  for  any Securities, the  Company   will
deliver   to   the  Trustee  an  Officers'  Certificate
specifying the amount of the next ensuing sinking  fund
payment  for such Securities pursuant to the  terms  of
such Securities, the portion thereof, if any, which  is
to  be  satisfied  by payment of cash and  the  portion
thereof, if any, which is to be satisfied by delivering
and  crediting Securities pursuant to Section 1202  and
will  also deliver to the Trustee any Securities to  be
so  delivered. Not less than 32 days prior to each such
sinking fund payment date, the Trustee shall select the
Securities  to  be  redeemed  upon  such  sinking  fund
payment  date  in the manner specified in Section  1103
and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.


                   ARTICLE THIRTEEN

          Defeasance and Covenant Defeasance


Section 1301. Company's Right with respect to
Defeasance or Covenant Defeasance.

    The  Company will have the right, at any  time,  to
have  Section  1302  or Section  1303  applied  to  any
Securities or any series of Securities, as the case may
be  (other  than  Securities  of  a  series  designated
pursuant   to  Section  301  as  not  being  defeasible
pursuant to such Section 1302 or 1303), upon compliance with the conditions set forth below in this Article.
Any such request shall be evidenced by a Company Order or in another manner specified as contemplated by
Section 301 for such Securities.


Section 1302. Defeasance and Discharge.

    Upon  the Company's exercise of its right  to  have
this Section applied to any Securities or any series of
Securities,  as the case may be, the Company  shall  be
deemed  to  have  been discharged from its  obligations
with  respect  to such Securities as provided  in  this
Section on and after the date the conditions set  forth
in  Section  1304  are  satisfied  (hereinafter  called
"Defeasance"). For this purpose, such Defeasance  means
that  the  Company  shall be deemed to  have  paid  and
discharged the entire indebtedness represented by  such
Securities  and  to  have  satisfied  all   its   other
obligations  under such Securities and  this  Indenture
insofar  as  such  Securities are  concerned  (and  the
Trustee,  at the expense of the Company, shall  execute
proper instruments acknowledging the same), subject  to
the  following  which  shall  survive  until  otherwise
terminated or discharged hereunder: (1) the  rights  of
Holders of such Securities to receive, solely from  the
trust  fund described in Section 1304 and as more fully
set  forth in such Section, (i) payments in respect  of
the  principal of and any premium and interest  on  the
Outstanding Securities on the Stated Maturity  of  such
principal  or  installment  of  principal  of  and  any
premium  or  interest  and  (ii)  the  benefit  of  any
mandatory  sinking  fund  payments  applicable  to  the
Securities  on the day on which such payments  are  due
and  payable  in  accordance with  the  terms  of  this
Indenture   and  the  Securities,  (2)  the   Company's
obligations  with  respect  to  such  Securities  under
Sections 304, 305, 306, 1002 and 1003, (3) the  rights,
powers,  trusts, duties and immunities of  the  Trustee
hereunder  and (4) this Article. Subject to  compliance
with  this Article, the Company may exercise its option
to   have   this  Section  applied  to  any  Securities
notwithstanding the prior exercise of its option to have Section 1303 applied to such Securities.


Section 1303. Covenant Defeasance.

    Upon  the Company's exercise of its right  to  have
this Section applied to any Securities or any series of
Securities,  as the case may be, (1) the Company  shall
be  released  from its obligations under Sections  1006
and  1007,  and  any  covenants  provided  pursuant  to
Section  301(18), 901(2) or 901(7) for the  benefit  of
the  Holders of such Securities and (2) the  occurrence
of any event specified in Sections 501(4) (with respect
to  Sections  1006  or  1007, and  any  such  covenants
provided   pursuant  to  Section  301(18),  901(2)   or
901(7)), and 501(7) shall be deemed not to be or result
in  an  Event of Default, in each case with respect  to
such  Securities  as provided in this  Section  on  and
after the date the conditions set forth in Section 1304
are    satisfied    (hereinafter    called    "Covenant
Defeasance").   For   this   purpose,   such   Covenant
Defeasance means that, with respect to such Securities,
the  Company may omit to comply with and shall have  no
liability   in  respect  of  any  term,  condition   or
limitation set forth in any such specified Section  (to
the extent so specified in the case of Section 501(4)),
whether  directly  or  indirectly  by  reason  of   any
reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.


Section  1304.  Conditions to  Defeasance  or  Covenant
Defeasance.

    The following shall be the conditions to the application of Section 1302 or Section 1303 to any Securities or any series of Securities, as the case may be:

   (1)  The Company shall irrevocably have deposited or
 caused  to  be deposited with the Trustee (or  another
 trustee  which satisfies the requirements contemplated
 by   Section  609  and  agrees  to  comply  with   the
 provisions of this Article applicable to it) as  trust
 funds   in  trust  for  the  purpose  of  making   the
 following  payments, specifically pledged as  security
 for,  and  dedicated solely to, the  benefits  of  the
 Holders  of  such Securities, (A) money in an  amount,
 or  (B) U.S. Government Obligations which through  the
 scheduled   payment  of  principal  and  interest   in
 respect  thereof in accordance with their  terms  will
 provide,  not later than one day before the  due  date
 of  any  payment,  money  in  an  amount,  or  (C)   a
 combination thereof, in each case sufficient,  in  the
 opinion   of   a   nationally   recognized   firm   of
 independent public accountants expressed in a  written
 certification  thereof delivered to  the  Trustee,  to
 pay  and discharge, and which shall be applied by  the
 Trustee (or any such other qualifying trustee) to  pay
 and  discharge, (i) the principal of and  any  premium
 and  each installment of principal of and any  premium
 and  interest  on  the Outstanding Securities  on  the
 respective  Stated Maturities, and (ii) any  mandatory
 sinking fund payments applicable to the Securities  on
 the day on which such payments are due and payable  in
 accordance with the terms of this Indenture  and  such
 Securities.   As   used   herein,   "U.S.   Government
 Obligation"  means (x) any security  which  is  (i)  a
 direct obligation of the United States of America  for
 the  payment of which the full faith and credit of the
 United  States  of  America  is  pledged  or  (ii)  an
 obligation  of  a Person controlled or  supervised  by
 and  acting  as  an agency or instrumentality  of  the
 United  States  of  America the payment  of  which  is
 unconditionally guaranteed as a full faith and  credit
 obligation by the United States of America, which,  in
 either   case   (i)  or  (ii),  is  not  callable   or
 redeemable  at the option of the issuer  thereof,  and
 (y)  any  depositary  receipt issued  by  a  bank  (as
 defined  in Section 3(a)(2) of the Securities Act)  as
 custodian   with   respect  to  any  U.S.   Government
 Obligation which is specified in Clause (x) above  and
 held  by  such bank for the account of the  holder  of
 such  depositary  receipt,  or  with  respect  to  any
 specific  payment of principal of or interest  on  any
 U.S.  Government Obligation which is so specified  and
 held,  provided that (except as required by law)  such
 custodian  is  not  authorized to make  any  deduction
 from   the  amount  payable  to  the  holder  of  such
 depositary  receipt from any amount  received  by  the
 custodian   in   respect  of   the   U.S.   Government
 Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

    (2)    In   the  event  of  an  election  to   have
 Section 1302 apply to any Securities or any series  of
 Securities,  as  the case may be,  the  Company  shall
 have  delivered to the Trustee an Opinion  of  Counsel
 stating  that  (A) the Company has received  from,  or
 there  has  been  published by, the  Internal  Revenue
 Service  a  ruling  or  (B) since  the  date  of  this
 instrument, there has been a change in the  applicable
 Federal income tax law, in either case (A) or  (B)  to
 the  effect that, and based thereon such opinion shall
 confirm that, the Holders of such Securities will  not
 recognize   gain  or  loss  for  Federal  income   tax
 purposes  as  a result of the deposit, Defeasance  and
 discharge  to  be  effected  with  respect   to   such
 Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

    (3)    In   the  event  of  an  election  to   have
 Section 1303 apply to any Securities or any series  of
 Securities,  as  the case may be,  the  Company  shall
 have  delivered to the Trustee an Opinion  of  Counsel
 to  the  effect  that the Holders of  such  Securities
 will  not  recognize gain or loss for  Federal  income
 tax  purposes as a result of the deposit and  Covenant
 Defeasance  to  be  effected  with  respect  to   such
 Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

   (4)   Such provision would not cause any Outstanding
 Securities,   if   then  listed  on   any   securities
 exchange, to be delisted as a result of such deposit.

   (5) No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to such Securities shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified in Sections 501(5) and (6), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

   (6)   Such  Defeasance or Covenant Defeasance  shall
 not  cause the Trustee to have a conflicting  interest
 within   the  meaning  of  the  Trust  Indenture   Act
 (assuming all Securities are in default within the meaning of such Act).

   (7) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

   (8)   Such  Defeasance or Covenant Defeasance  shall
 not  result  in  the trust arising from  such  deposit
 constituting an investment company within the  meaning
 of  the Investment Company Act unless such trust shall
 be   registered   under  such  Act  or   exempt   from
 registration thereunder.

   (9)  The Company shall have delivered to the Trustee
 an  Officer's Certificate and an Opinion  of  Counsel,
 each   stating  that  all  conditions  precedent  with
 respect to such Defeasance or Covenant Defeasance have been complied with.


Section  1305.  Deposited  Money  and  U.S.  Government
 Obligations   to  Be  Held  in  Trust;   Miscellaneous
 Provisions.

    Subject to the provisions of the last paragraph  of
Section 1003, all money and U.S. Government Obligations
(including  the  proceeds thereof) deposited  with  the
Trustee   or  other  qualifying  trustee  (solely   for
purposes of this Section and Section 1306, the  Trustee
and any such other trustee are referred to collectively
as  the  "Trustee") pursuant to Section 1304 in respect
of any Securities shall be held in trust and applied by
the  Trustee, in accordance with the provisions of such
Securities  and this Indenture, to the payment,  either
directly  or  through any such Paying Agent  (including
the  Company  acting as its own Paying  Agent)  as  the
Trustee   may  determine,  to  the  Holders   of   such
Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

    The  Company  shall pay and indemnify  the  Trustee
against  any  tax, fee or other charge  imposed  on  or
assessed   against  the  U.S.  Government   Obligations
deposited pursuant to Section 1304 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

     Anything   in   this  Article  to   the   contrary
notwithstanding, the Trustee shall deliver  or  pay  to
the  Company from time to time upon Company Request any
money  or  U.S. Government Obligations held  by  it  as
provided in Section 1304 with respect to any Securities
which,  in the opinion of a nationally recognized  firm
of  independent  public  accountants  expressed  in   a
written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to such Securities.


Section 1306. Reinstatement.

    If  the  Trustee or the Paying Agent is  unable  to
apply  any  money in accordance with this Article  with
respect  to  any Securities by reason of any  order  or
judgment   of  any  court  or  governmental   authority
enjoining,  restraining or otherwise  prohibiting  such
application, then the obligations under this  Indenture
and  such  Securities from which the Company  has  been
discharged or released pursuant to Section 1302 or 1303
shall  be  revived and reinstated as though no  deposit
had  occurred pursuant to this Article with respect  to
such  Securities,  until such time as  the  Trustee  or
Paying  Agent is permitted to apply all money  held  in
trust  pursuant  to Section 1305 with respect  to  such
Securities  in accordance with this Article;  provided,
however,  that  if  the Company makes  any  payment  of
principal  of or any premium or interest  on  any  such
Security   following   such   reinstatement   of    its
obligations, the Company shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money so held in trust.


_____________________________


    This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

    In  Witness Whereof, the parties hereto have caused
this   Indenture  to  be  duly  executed,   and   their
respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.



                               GENERAL MILLS, INC.



                               By..........................

Attest:


 ..........................



                               FIRST  TRUST  OF  ILLINOIS,
                               NATIONAL ASSOCIATION,



                               By..........................

Attest:


 ..........................



State of MINNESOTA )
                   )  ss.:
County of HENNEPIN )


    On  the  ....  day  of February,  1996,  before  me
personally  came  ...........................,  to   me
known, who, being by me duly sworn, did depose and  say
that  she  is  .................... of  General  Mills,
Inc., one of the corporations described in and which executed the foregoing instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that she signed her name thereto by like authority.



                          .............................


State of ILLINOIS )
                  )  ss.:
County of COOK    )


    On  the  .... day of ..........., 1996,  before  me
personally  came  ...........................,  to   me
known, who, being by me duly sworn, did depose and  say
that  he  is  .................... of  First  Trust  of
Illinois, National Association, one of the corporations
described   in   and  which  executed   the   foregoing
instrument; that he knows the seal of said corporation;
that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.



                          ............................